Spartan®
Michigan Municipal Income
Fund

and

Fidelity ®
Michigan Municipal Money
Market Fund

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Michigan Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Michigan Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Michigan Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan® MI Municipal Income	4.77%	30.72%	79.87%
LB Michigan Municipal Bond	5.36%	33.84%	n/a*
Michigan Municipal Debt Funds Average	4.31%	26.31%	76.43%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Michigan Municipal Bond Index - a market value-weighted index of Michigan investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Michigan municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 46 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan MI Municipal Income	4.77%	5.50%	6.05%
LB Michigan Municipal Bond	5.36%	6.00%	n/a*
Michigan Municipal Debt Funds Average	4.31%	4.77%	5.83%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Michigan Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® Michigan Municipal Income Fund on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,987 - a 79.87% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,002 - a 90.02% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan Michigan Municipal Income Fund
Performance - continued

Total Return Components

	Years ended December 31,
	2001	2000	1999	1998	1997
Dividend returns	4.86%	5.58%	4.62%	4.91%	5.27%
Capital returns	-0.09%	5.61%	-7.25%	0.80%	3.75%
Total returns	4.77%	11.19%	-2.63%	5.71%	9.02%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.60¢	27.40¢	55.17¢
Annualized dividend rate	4.71%	4.65%	4.75%
30-day annualized yield	4.26%	-	-
30-day annualized tax-equivalent yield	6.89%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.50 over the past one month, $11.68 over the past six months and $11.61 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.21% combined effective federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Michigan Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

An unprecedented number of interest rate reductions had both positive and negative implications for the municipal bond market in 2001. Overall, the Federal Reserve Board slashed the fed funds rate 11 times during the past 12 months, lowering it from 6.50% to 1.75%. For most of the year, municipal bond performance was boosted by the Fed's actions. Munis also benefited as a haven from stormy equity markets and from their attractively high tax-adjusted yields. But in the final third of the year, the muni market experienced generally flat performance. First, the tragic events of September 11 resulted in a rush to the security of Treasuries in the weeks that followed. Recovery bonds issued by the state and city of New York added volume to an already supply-heavy muni market, which further tempered their performance. Investors also were wary when it became apparent that the Fed had lowered rates about as much as they could. Municipals traditionally don't fare as well in a rising rate environment as they do when rates are trending downward. While these conditions caused a slight decline in muni prices, it was still a positive year overall, as the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 5.13% during the 12 months ending December 31, 2001.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Michigan Municipal Income Fund

Q. How did the fund perform, George?

A. For the 12-month period that ended December 31, 2001, the fund had a total return of 4.77%. To get a sense of how the fund did relative to its competitors, the Michigan municipal debt funds average returned 4.31% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Michigan Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 5.36%.

Q. What helped the fund outpace its Lipper peer group average in 2001?

A. It really came down to a pretty straightforward formula of investing in stronger issuers and sectors and generally avoiding, or underweighting, the weaker ones. For example, my choices within the health care sector helped performance. The sector overall improved during 2001, although there was a widening performance and credit quality gap between the stronger and weaker health care issuers. Given the intensely competitive environment in which hospitals and other health care providers were forced to operate, my focus on those with capable management teams, good financial performance, strong market share and the ability to negotiate attractive reimbursement terms from insurers was rewarded.

Annual Report

Spartan Michigan Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Aside from health care, which other sectors of the municipal market did you emphasize?

A. I kept a relatively large stake - compared to the overall Michigan municipal market - in bonds issued by entities that provide essential services - such as water, sewer, electric and transportation. Because their revenues generally come from economically resilient fees, rather than economically sensitive taxes, bonds issued by these essential services providers were in strong demand throughout most of the year and performed relatively well as a result. Conversely, I underweighted general obligation bonds - which are backed by taxes - relative to the Michigan municipal market, although the performance of the holdings we did have sometimes lagged essential services bonds.

Q. Escrowed/pre-refunded bonds made up nearly 16% of the fund's net assets at the end of the period. What are these bonds and what makes them attractive?

A. Escrowed and pre-refunded bonds are a byproduct of a strategy whereby issuers refinance older, outstanding debt issued when interest rates were higher, and then bring to market new debt at lower interest rates. The old bonds become backed by U.S. Treasury securities, which affords the bonds the highest credit rating available in the bond market. That high credit quality is their main attraction. Given the weak economic environment, I remained cautious in my approach to credit quality, maintaining higher-rated bonds. As of December 31, 2001, nearly 99% of the fund's investments were in investment-grade bonds rated A or higher by Moody's Investors Service or Standard & Poor's®.

Q. Interest rates and municipal bond yields trended significantly lower through most of 2001, but spiked significantly higher in the final months of the year. What strategy did you use to manage the fund amid this volatility?

A. In keeping with Fidelity's approach, I managed the fund so that its interest rate sensitivity was in line with the overall Michigan municipal market. Having too much or too little sensitivity at the wrong time could have undercut returns. Rather than speculate about the direction of interest rates, I emphasized factors that are easier to manage, such as security selection.

Q. What's ahead for the Michigan municipal market?

A. At the end of 2001, the bond market was priced such that investors expected an economic rebound and higher interest rates in 2002. Whether that turns out to be the case remains uncertain, as does the strength of any potential rebound. A sharp economic upturn could mean that rates spike higher, although continued weakness could mean that rates stabilize. One factor working in municipals' favor is that they currently are priced attractively relative to U.S. Treasuries. If investors embrace that value, I believe municipals could outpace Treasuries.

Q. Given that outlook, what are your plans for the fund?

A. A key factor I'll be watching is credit quality. Municipal issuers in Michigan join their many counterparts across the rest of the country in having to wrestle with the effects of a slowing economy, rising costs and reduced tax receipts. As a result, I plan to remain very cautious with regard to credit quality, maintaining a continued emphasis on high-quality bonds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Spartan Michigan Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks a high level of current income by normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax and Michigan personal income tax

Fund number: 081

Trading symbol: FMHTX

Start date: November 12, 1985

Size: as of December 31, 2001, more than $505 million

Manager: George Fischer, since 2000; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on Michigan's credit quality:

"Many Midwestern states have endured recessionary conditions much longer than the rest of the nation, primarily due to the severe downturn in manufacturing. Michigan's economy, for example, started to weaken in mid-2000, well before March 2001, the month most economists believe the national recession began. The weak economy, in turn, has put a strain on some Michigan municipal bond issuers, most notably the state government. Moody's Investors Service, one of the main municipal credit rating agencies, recently downgraded the state's outlook, although not its credit rating, to negative, fearing that the state could face a significant decline in revenue and rising expenditures. Moody's said it based this action on expected continued weak economic performance, ´shortfalls in tax collections and additional spending requirements that have contributed to growing budget deficits.'

"But Moody's also noted that Michigan and other states can avoid a credit rating downgrade if they manage their budgets and expenses prudently, making appropriate spending cuts to help offset revenue declines. As always, I'll maintain a close watch on credit-related developments, not only as they pertain to the state, but also the many other municipal bond issuers that make up the Michigan municipal bond market."

Annual Report

Spartan Michigan Municipal Income Fund

Investment Changes

Top Five Sectors as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	28.3	26.8
Escrowed/Pre-Refunded	15.8	19.4
Health Care	14.1	15.6
Water & Sewer	12.8	8.0
Electric Utilities	7.4	8.6
Average Years to Maturity as of December 31, 2001
		6 months ago
Years	13.3	12.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2001
6 months ago
Years	6.8	6.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of December 31, 2001	As of June 30, 2001
Aaa 78.3%	Aaa 70.7%
Aa, A 20.3%	Aa, A 26.2%
Baa 1.0%	Baa 1.7%
Not Rated 0.4%	Not Rated 1.4%

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Michigan Municipal Income Fund

Investments December 31, 2001

Showing Percentage of Net Assets

Municipal Bonds - 96.3%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - 95.8%
Anchor Bay School District:
(School Bldg. & Site Proj.) Series II:
5.7% 5/1/25 (FGIC Insured)	Aaa	$ 1,250,000	$ 1,294,413
5.75% 5/1/30 (FGIC Insured)	Aaa	5,625,000	5,843,700
4.75% 5/1/26 (FGIC Insured)	Aaa	2,250,000	2,030,558
Bay City Gen. Oblig. (Street Impt. Proj.) 0% 6/1/15 (AMBAC Insured)	Aaa	1,725,000	852,150
Brighton Area School District Livingston County Series II, 0% 5/1/15 (AMBAC Insured)	Aaa	10,000,000	4,961,700
Caladonia Cmnty. Schools:
4.75% 5/1/22 (FGIC Insured)	Aaa	2,095,000	1,927,861
5.5% 5/1/26 (FGIC Insured)	Aaa	3,000,000	3,044,040
Clintondale Cmnty. Schools 5.5% 5/1/15	Aa1	2,205,000	2,262,396
Comstock Pub. Schools 0% 5/1/05 (FSA Insured)	Aaa	1,300,000	1,148,186
Crawford Ausable School District (School Bldg. & Site Proj.) Series 2001, 5.625% 5/1/18	Aaa	1,100,000	1,138,489
Davison Cmnty. School District 5.375% 5/1/16 (FGIC Insured)	Aaa	1,000,000	1,014,150
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 5.25% 9/30/12	A	12,700,000	12,703,175
Detroit Gen. Oblig. (Distributable State Aid Proj.):
5.2% 5/1/07 (AMBAC Insured)	Aaa	4,000,000	4,201,400
5.25% 5/1/09 (AMBAC Insured)	Aaa	4,500,000	4,725,630
Detroit Swr. Disp. Rev.:
Series 1993 A, 5.7% 7/1/23 (Pre-Refunded to 7/17/03 @ 102) (d)	Aaa	1,000,000	1,069,520
Series 1997 A, 6% 7/1/06 (MBIA Insured)	Aaa	2,100,000	2,291,940
Series 2001 D1, 5.5%, tender 7/1/08 (b)	Aaa	10,000,000	10,655,100
Series A:
0% 7/1/14 (FGIC Insured)	Aaa	3,730,000	1,957,243
5.125% 7/1/31 (FGIC Insured)	Aaa	7,270,000	6,977,891
5.75% 7/1/26 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	Aaa	10,000,000	10,986,100
Series B, 6.25% 7/1/07 (MBIA Insured)	Aaa	2,130,000	2,352,692
Detroit Wtr. Supply Sys. Rev.:
Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	Aaa	2,500,000	2,440,375
Series A:
5% 7/1/30 (FGIC Insured)	Aaa	5,500,000	5,182,595
5.5% 7/1/15 (FGIC Insured)	Aaa	3,675,000	3,816,451
5.75% 7/1/26 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	Aaa	3,400,000	3,735,274
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Detroit Wtr. Supply Sys. Rev.: - continued
Series A:
5.875% 7/1/22 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	Aaa	$ 5,000,000	$ 5,534,800
5.875% 7/1/29 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	Aaa	3,000,000	3,320,880
Series B, 5.5% 7/1/33 (FGIC Insured)	Aaa	10,000,000	10,132,100
6.2% 7/1/04 (FGIC Insured)	Aaa	3,795,000	3,943,916
6.5% 7/1/15 (FGIC Insured)	Aaa	6,000,000	6,944,940
Dundee Cmnty. School District Series 2000, 5.375% 5/1/27	Aaa	1,145,000	1,144,622
East Grand Rapids Pub. School District 5.5% 5/1/17	Aaa	1,690,000	1,739,956
Eastern Michigan Univ. Revs. Series 2000 B:
5.5% 6/1/20 (FGIC Insured)	Aaa	2,230,000	2,272,192
5.625% 6/1/30 (FGIC Insured)	Aaa	1,250,000	1,278,200
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	Aaa	430,000	434,850
Fowlerville Cmnty. School District 4.75% 5/1/26 (FSA Insured)	Aaa	2,500,000	2,256,175
Grand Rapids Downtown Dev. Auth. Tax Increment Rev. 0% 6/1/11 (MBIA Insured)	Aaa	3,160,000	1,992,664
Grand Rapids Wtr. Supply Sys. 5.75% 1/1/11 (FGIC Insured)	Aaa	2,000,000	2,163,780
Greater Detroit Resource Recovery Auth. Rev.:
Series A, 6.25% 12/13/05 (AMBAC Insured)	Aaa	4,000,000	4,390,800
Series B, 6.25% 12/13/05 (AMBAC Insured)	Aaa	2,000,000	2,195,400
Hamilton Cmnty. Schools District 5% 5/1/24 (FGIC Insured)	Aaa	1,500,000	1,431,960
Hastings School District 5.625% 5/1/18 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 101) (d)	Aaa	485,000	525,837
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured)	Aaa	2,375,000	2,411,480
Howell Pub. Schools 0% 5/1/10 (AMBAC Insured)	Aaa	1,130,000	757,462
Huron School District 5.625% 5/1/16 (FSA Insured)	Aaa	1,050,000	1,096,242
Huron Valley School District:
0% 5/1/10 (FGIC Insured)	Aaa	2,500,000	1,675,800
0% 5/1/11 (FGIC Insured)	Aaa	5,830,000	3,691,323
0% 5/1/12 (FGIC Insured)	Aaa	1,420,000	846,732
0% 5/1/20 (FGIC Insured) (Pre-Refunded to 5/1/06 @ 36.7422) (d)	Aaa	9,000,000	2,795,760
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Imlay City Cmnty. School District (School Bldg. and Site Proj.) 0% 5/1/06 (FGIC Insured)	Aaa	$ 1,375,000	$ 1,154,863
Jonesville Cmnty. Schools 5.75% 5/1/17 (FGIC Insured)	Aaa	1,150,000	1,199,393
Kent Hosp. Fin. Auth. Hosp. Facilities Rev.:
(Butterworth Hosp. Proj.) Series A, 7.25% 1/15/13	Aa3	3,685,000	4,358,397
(Spectrum Health Proj.) Series A:
5.375% 1/15/11	Aa3	2,420,000	2,513,025
5.375% 1/15/12	Aa3	2,505,000	2,587,916
Lake Orion Cmnty. School District Series A, 5.85% 5/1/16 (FGIC Insured)	Aaa	3,840,000	4,084,531
Lakeshore Pub. Schools (Berrien County Proj.) 6.8% 5/1/06 (MBIA Insured)	Aaa	1,000,000	1,124,080
Lansing Bldg. Auth. Rev. 0% 6/1/12 (AMBAC Insured)	Aaa	3,000,000	1,781,430
Livonia Pub. School District 5.875% 5/1/25 (FGIC Insured)	Aaa	7,000,000	7,359,800
Lowell Area Schools 0% 5/1/15 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 49.0888) (d)	Aaa	11,375,000	4,955,974
Marquette City Hosp. Fin. Auth. Rev. (Marquette Gen. Hosp. Proj.) Series D, 5.875% 4/1/11 (FSA Insured)	Aaa	2,750,000	2,943,050
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 2001 I, 5.5% 10/15/07	Aa1	3,850,000	4,144,487
Series I, 5.5% 10/15/09	Aa1	5,000,000	5,369,500
Series I, 0% 10/1/04 (Escrowed to Maturity) (d)	Aaa	6,820,000	6,234,639
Michigan Comprehensive Trans. Rev. Series B, 5.75% 5/15/04	Aa3	1,275,000	1,313,926
Michigan Higher Ed. Student Ln. Auth. Rev. Series XII W, 4.875% 9/1/10 (AMBAC Insured) (c)	Aaa	3,000,000	3,010,200
Michigan Hosp. Fin. Auth. Rev.:
(Ascension Health Cr. Proj.) Series A:
5.75% 11/15/18 (MBIA Insured)	Aaa	5,000,000	5,087,150
6% 11/15/19 (MBIA Insured)	Aaa	17,000,000	17,519,343
(Crittenton Hosp. Proj.) Series A, 5.25% 3/1/14	A1	6,520,000	6,445,476
(Daughters of Charity Health Sys. Proj.) 5.5% 11/1/05 (Escrowed to Maturity) (d)	Aaa	1,930,000	2,017,641
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Michigan Hosp. Fin. Auth. Rev.: - continued
(Genesys Health Sys. Proj.) Series 1995 A, 8.125% 10/1/21 (Pre-Refunded to 10/1/05 @ 102) (d)	AAA	$ 5,400,000	$ 6,371,514
(Genesys Reg'l. Med. Hosp. Proj.) Series A, 5.3% 10/1/11 (Escrowed to Maturity) (d)	Aaa	1,000,000	1,052,490
(McLaren Oblig. Group Proj.) Series A, 5.375% 10/15/13	A1	9,250,000	9,229,188
(Mercy Health Svcs. Proj.):
Series 1996 R, 5.375% 8/15/26 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,500,000	2,563,125
Series Q:
5.25% 8/15/10 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,195,000	2,319,281
5.375% 8/15/26 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,450,000	2,511,863
6% 8/15/08 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,130,000	1,232,796
6% 8/15/10 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,265,000	1,368,958
Series R, 5.375% 8/15/16 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,500,000	2,604,150
(Presbyterian Villages Proj.):
6.4% 1/1/15	-	1,000,000	975,970
6.5% 1/1/25	-	1,225,000	1,186,413
(Saint John Hosp. & Med. Ctr. Proj.) Series A:
6% 5/15/08 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,615,000	1,784,300
6% 5/15/09 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,710,000	1,893,996
(Sisters of Mercy Health Corp. Proj.) Series P, 5.375% 8/15/14 (MBIA Insured) (Escrowed to Maturity) (d)	Aaa	570,000	596,243
(Sparrow Oblig. Group Proj.) 5.625% 11/15/31	A1	1,500,000	1,416,435
(Trinity Health Proj.) Series 2000 A, 6% 12/1/27	Aa3	1,535,000	1,559,744
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series B, 5.8% 4/1/19	AA-	4,650,000	4,724,493
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series A:
5.15% 12/1/26 (AMBAC Insured) (c)	Aaa	$ 1,060,000	$ 1,060,731
6.8% 12/1/16	Aa1	130,000	133,588
Series C:
5.95% 12/1/14	Aa1	2,500,000	2,586,500
6% 12/1/16	Aa1	2,500,000	2,579,975
Michigan Muni. Bond Auth. Rev.:
(Clean Wtr. Revolving Fund Proj.) 5.625% 10/1/13	Aaa	2,000,000	2,122,820
(Local Govt. Ln. Prog.):
Series A:
0% 12/1/04 (FGIC Insured)	Aaa	2,000,000	1,818,400
0% 12/1/05 (FGIC Insured)	Aaa	1,855,000	1,603,054
0% 12/1/06 (FGIC Insured)	Aaa	5,000,000	4,102,500
0% 12/1/07 (FGIC Insured)	Aaa	5,340,000	4,139,248
4.75% 12/1/09 (FGIC Insured)	Aaa	6,000,000	6,005,040
Series CA:
0% 6/15/07 (FSA Insured)	Aaa	5,165,000	4,065,991
0% 6/15/13 (FSA Insured)	Aaa	3,850,000	2,148,724
7.5% 11/1/09 (AMBAC Insured)	Aaa	60,000	60,498
(Pooled Ln. Prog.) Series B, 5.625% 10/1/19	Aaa	2,500,000	2,560,700
5% 10/1/23	Aaa	5,000,000	4,801,100
Michigan Pub. Pwr. Agcy. Rev. (Belle River Proj.) Series A, 5.25% 1/1/18	A1	10,000,000	9,944,600
Michigan South Central Pwr. Agcy. Supply Sys. Rev.:
5% 11/1/09 (AMBAC Insured)	Aaa	1,675,000	1,680,193
5.9% 11/1/06 (MBIA Insured)	Aaa	4,510,000	4,940,931
Michigan Strategic Fund Exempt Facilities Rev. (Waste Mgmt., Inc. Proj.) 4.2%, tender 8/1/04 (b)(c)	BBB	3,000,000	3,007,410
Michigan Strategic Fund Ltd. Oblig. Rev. (Detroit Edison Co. Proj.):
Series A, 5.55% 9/1/29 (MBIA Insured) (c)	Aaa	1,000,000	1,006,100
Series AA, 6.4% 9/1/25 (MBIA Insured)	Aaa	5,000,000	5,480,050
Series BB:
6.5% 2/15/16 (FGIC Insured)	Aaa	1,250,000	1,280,775
7% 7/15/08 (MBIA Insured)	Aaa	2,000,000	2,300,980
7% 5/1/21 (AMBAC Insured)	Aaa	8,500,000	10,304,465
Michigan Trunk Line:
Series 1992 A, 5.5% 10/1/21	Aa3	2,520,000	2,548,300
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Michigan Trunk Line: - continued
Series A:
0% 10/1/11 (AMBAC Insured)	Aaa	$ 3,630,000	$ 2,252,016
5.5% 11/1/16	Aa3	7,000,000	7,422,100
Michigan Underground Storage Tank Fin. Assurance Auth. Rev. Series I, 6% 5/1/06 (AMBAC Insured)	Aaa	5,000,000	5,453,350
Mona Shores School District School Bldg. & Site 6.75% 5/1/10 (FGIC Insured)	Aaa	2,220,000	2,564,011
Mount Clemens Cmnty. School District 0% 5/1/17 (MBIA Insured) (Pre-Refunded to 5/1/07 @ 50.5287) (d)	Aaa	5,000,000	2,013,300
Muskegon Heights Wtr. Sys. Rev. Series 2000 A:
5.625% 11/1/20 (MBIA Insured)	Aaa	1,000,000	1,032,020
5.625% 11/1/30 (MBIA Insured)	Aaa	1,500,000	1,535,190
Okemos Pub. School District:
0% 5/1/12 (MBIA Insured)	Aaa	2,500,000	1,490,725
0% 5/1/13 (MBIA Insured)	Aaa	1,700,000	954,720
Pinckney Cmnty. Schools Livingston & Washtenaw Counties:
5.5% 5/1/10 (FGIC Insured)	Aaa	2,175,000	2,280,401
5.5% 5/1/11 (FGIC Insured)	Aaa	2,350,000	2,454,810
5.5% 5/1/14 (FGIC Insured)	Aaa	3,075,000	3,168,111
Plymouth-Canton Cmnty. School District 4.625% 5/1/23 (FGIC Insured)	Aaa	2,000,000	1,795,440
Port Huron Area School District (School Bldg. Site Proj.) 0% 5/1/08 (Liquidity Facility Michigan School Bond Ln. Fund)	Aa1	1,975,000	1,484,331
Reese Pub. Schools School District (School Bldg. & Site Proj.) 5.5% 5/1/30 (MBIA Insured)	Aaa	2,140,000	2,164,225
Rockford Pub. Schools Series 1997, 6% 5/1/07 (FGIC Insured)	Aaa	1,000,000	1,091,250
Romulus Cmnty. Schools Series I, 0% 5/1/06 (FSA Insured)	Aaa	3,610,000	3,032,039
Royal Oak City School District (School Bldg. & Site Proj.) 0% 5/1/05 (AMBAC Insured)	Aaa	3,000,000	2,649,660
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.):
Series M, 5.25% 11/15/31 (MBIA Insured)	Aaa	2,000,000	1,941,580
5.5% 1/1/14	Aa3	4,000,000	4,084,120
Saline Area School District Series 2000 A, 5.75%, tender 5/1/13	Aaa	2,325,000	2,488,517
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
South Redford School District 6.65% 5/1/06 (FGIC Insured)	Aaa	$ 1,150,000	$ 1,283,906
Southfield Library Bldg. Auth. 5.5% 5/1/21 (MBIA Insured)	Aaa	1,425,000	1,449,767
Standish Sterling Cmnty. Schools 5.15% 5/1/28 (FGIC Insured)	Aaa	4,900,000	4,735,801
Stockbridge Cmnty. Schools 5.625% 5/1/26	Aaa	1,400,000	1,432,228
Sturgis Pub. School District 5.625% 5/1/30	Aaa	3,000,000	3,071,100
Tecumseh Pub. Schools 5.5% 5/1/30 (FGIC Insured)	Aaa	1,250,000	1,264,150
Univ. of Michigan Univ. Revs. (Univ. Hosp. Proj.) Series A, 5.75% 12/1/12	Aa2	9,000,000	9,336,240
Walled Lake Consolidated School District 5.3% 5/1/09 (MBIA Insured) (Pre-Refunded to 5/1/07 @ 100) (d)	Aaa	3,550,000	3,784,939
Warren Consolidated School District 5% 5/1/26 (FSA Insured)	Aaa	5,000,000	4,750,300
Waverly Cmnty. School District:
5.75% 5/1/14 (FGIC Insured)	Aaa	1,000,000	1,068,200
5.75% 5/1/16 (FGIC Insured)	Aaa	1,000,000	1,058,310
Wayne Charter County Arpt. Rev.:
(Detroit Metro Wayne County Arpt. Proj.):
Series B, 6.875% 12/1/11 (MBIA Insured) (c)	Aaa	1,500,000	1,530,345
Series C, 5.25% 12/1/13 (MBIA Insured)	Aaa	2,000,000	2,044,500
(Detroit Metro. Wayne County Proj.) Series A:
5% 12/1/28 (MBIA Insured) (c)	Aaa	4,400,000	4,035,196
5.25% 12/1/12 (MBIA Insured) (c)	Aaa	2,500,000	2,553,875
Wayne County Bldg. Auth. Series 1996 A, 6.5% 6/1/06 (MBIA Insured)	Aaa	2,130,000	2,367,793
West Ottawa Pub. School District:
(School Bldg. & Site Proj.) 0% 5/1/06 (MBIA Insured) (Pre-Refunded to 5/1/05 @ 95.9187) (d)	Aaa	4,110,000	3,498,966
0% 5/1/15 (MBIA Insured) (Pre-Refunded to 5/1/05 @ 49.088) (d)	Aaa	10,000,000	4,356,900
5.25% 5/1/10 (FGIC Insured)	Aaa	2,875,000	2,984,739
			484,428,524
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Puerto Rico - 0.5%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series A, 4.75% 7/1/38 (MBIA Insured)	Aaa	$ 1,000,000	$ 920,920
Puerto Rico Commonwealth Urban Renewal & Hsg. Corp. 7.875% 10/1/04	Baa3	1,640,000	1,650,184
			2,571,104
TOTAL INVESTMENT PORTFOLIO - 96.3% (Cost $469,501,383)	486,999,628
NET OTHER ASSETS - 3.7%	18,533,945
NET ASSETS - 100%	$ 505,533,573
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	93.7%	AAA, AA, A	96.0%
Baa	0.3%	BBB	1.0%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.4%.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	28.3%
Escrowed/Pre-Refunded	15.8
Health Care	14.1
Water & Sewer	12.8
Electric Utilities	7.4
Special Tax	6.9
Others* (individually less than 5%)	14.7
100.0%
* Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $136,410,406 and $91,719,545, respectively.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $469,040,132. Net unrealized appreciation aggregated $17,959,496, of which $21,022,279 related to appreciated investment securities and $3,062,783 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,995,000 of which $11,039,000 and $1,956,000 will expire on December 31, 2006 and 2007, respectively.

During the fiscal year ended December 31, 2001, 100% of the fund's income dividends was free from federal income tax, and 3.41% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $469,501,383) - See accompanying schedule		$ 486,999,628
Cash		14,301,062
Receivable for fund shares sold		239,402
Interest receivable		5,737,440
Other receivables		6,210
Total assets		507,283,742
Liabilities
Payable for fund shares redeemed	$ 878,481
Distributions payable	633,484
Accrued management fee	160,715
Other payables and accrued expenses	77,489
Total liabilities		1,750,169
Net Assets		$ 505,533,573
Net Assets consist of:
Paid in capital		$ 501,916,091
Undistributed net investment income		81,198
Accumulated undistributed net realized gain (loss) on investments		(13,961,961)
Net unrealized appreciation (depreciation) on investments		17,498,245
Net Assets, for 44,080,721 shares outstanding		$ 505,533,573
Net Asset Value, offering price and redemption price per share ($505,533,573 ÷ 44,080,721 shares)		$11.47

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Michigan Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 25,469,366
Expenses
Management fee	$ 1,850,052
Transfer agent fees	389,555
Accounting fees and expenses	147,194
Non-interested trustees' compensation	2,069
Custodian fees and expenses	7,812
Registration fees	29,205
Audit	32,197
Legal	2,297
Miscellaneous	1,660
Total expenses before reductions	2,462,041
Expense reductions	(292,947)	2,169,094
Net investment income		23,300,272
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,451,833
Change in net unrealized appreciation (depreciation) on investment securities		(3,035,663)
Net gain (loss)		(1,583,830)
Net increase (decrease) in net assets resulting from operations		$ 21,716,442

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Michigan Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 23,300,272	$ 22,306,805
Net realized gain (loss)	1,451,833	857,868
Change in net unrealized appreciation (depreciation)	(3,035,663)	23,092,973
Net increase (decrease) in net assets resulting from operations	21,716,442	46,257,646
Distributions to shareholders from net investment income	(23,239,140)	(22,283,323)
Share transactions Net proceeds from sales of shares	112,592,537	78,971,676
Reinvestment of distributions	15,681,311	15,108,154
Cost of shares redeemed	(80,141,616)	(84,273,786)
Net increase (decrease) in net assets resulting from share transactions	48,132,232	9,806,044
Redemption fees	13,905	-
Total increase (decrease) in net assets	46,623,439	33,780,367
Net Assets
Beginning of period	458,910,134	425,129,767
End of period (including undistributed net investment income of $81,198 and $7,642, respectively)	$ 505,533,573	$ 458,910,134
Other Information Shares
Sold	9,680,685	7,169,399
Issued in reinvestment of distributions	1,351,320	1,366,422
Redeemed	(6,915,155)	(7,670,375)
Net increase (decrease)	4,116,850	865,446

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.480	$ 10.870	$ 11.720	$ 11.630	$ 11.300
Income from Investment Operations Net investment income	.552 B, D	.570 B	.551	.557	.571
Net realized and unrealized gain (loss)	(.010) D	.610	(.850)	.093	.420
Total from investment operations	.542	1.180	(.299)	.650	.991
Less Distributions
From net investment income	(.552)	(.570)	(.551)	(.557)	(.571)
In excess of net investment income	-	-	-	(.003)	-
In excess of net realized gain	-	-	-	-	(.090)
Total distributions	(.552)	(.570)	(.551)	(.560)	(.661)
Redemption fees added to paid in capital	.000	-	-	-	-
Net asset value, end of period	$ 11.470	$ 11.480	$ 10.870	$ 11.720	$ 11.630
Total Return C	4.77%	11.19%	(2.63)%	5.71%	9.02%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.51%	.52%	.56%	.58%
Expenses net of voluntary waivers, if any	.50%	.51%	.52%	.55%	.56%
Expenses net of all reductions	.44%	.45%	.52%	.55%	.56%
Net investment income	4.76% D	5.17%	4.86%	4.77%	5.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 505,534	$ 458,910	$ 425,130	$ 479,935	$ 457,932
Portfolio turnover rate	19%	18%	19%	24%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income to average net assets would have been 4.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Michigan Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® MI Municipal Money Market	2.35%	15.97%	32.43%
All Tax-Free Money Market Funds Average	2.23%	15.43%	31.65%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 515 money market funds.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity MI Municipal Money Market	2.35%	3.01%	2.85%
All Tax-Free Money Market Funds Average	2.23%	2.91%	2.79%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Michigan Municipal Money Market Fund
Performance - continued

Yields

	12/31/01	10/1/01	7/2/01	4/2/01	1/1/01
Fidelity Michigan Municipal Money Market Fund	1.31%	1.89%	2.50%	3.14%	4.23%
All Tax-Free Money Market Funds Average	1.23%	1.84%	2.37%	2.93%	3.97%
Fidelity Michigan Municipal Money Market Fund Tax-Equivalent	2.13%	3.06%	4.05%	5.08%	6.84%
Portion of fund's income subject to state taxes	1.78%	1.11%	0.00%	0.00%	0.83%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 38.21%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Annual Report

Fidelity Michigan Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Michael Marchese became Portfolio Manager of Fidelity Michigan Municipal Money Market Fund on November 1, 2001.

Q. Mike, what was the investment environment like during the 12 months that ended December 31, 2001?

A. The economy continued to weaken throughout the period, culminating with the National Bureau of Economic Research's late-November announcement that the U.S. has been in a recession since March 2001. The slowdown was precipitated by a decline in industrial production, business spending, exports and consumer spending. Both businesses and consumers alike seemed to lose confidence in the economy as a result of large-scale layoffs and volatility in the stock markets. This confidence was shaken even further by the terrorist acts of September 11, as well as the resulting uncertainty concerning possible additional attacks and the duration of the war on terrorism. During this period, the Federal Reserve Board was resolute, trying to stimulate the economy by aggressively lowering the fed funds target rate - the rate banks charge each other for overnight loans. In the most aggressive rate-cutting program enacted in its history, the Fed lowered this rate 11 times during 2001, from 6.50% at the beginning of the period to 1.75% at the end of December, the lowest level in nearly 40 years.

Q. How did this backdrop influence the municipal money markets?

A. First, rates in the municipal money market fell significantly during the period, but not as much as expected on a tax-adjusted basis, leaving municipal yields at attractive levels relative to taxable securities. This attractiveness relative to taxable alternatives - along with investors' flight to quality resulting from uncertainty regarding the future direction of the economy and the stock market - resulted in significant inflows into municipal money market funds. In addition, the weakening economy resulted in a deterioration of overall credit quality. In response, we became especially vigilant when choosing investments for the fund.

Q. What other strategies were pursued with the fund?

A. In periods of declining interest rates, we generally lengthen the average maturity of the fund in order to lock in yields before they fall. However, at certain points during the past year, yields on longer-term fixed-rate notes were not as attractively valued as those offered by shorter-term alternatives. In addition, in January, April, September and December, cash flows into and out of the municipal money market caused the yields carried by short-term notes to affect fund performance more significantly than the average maturity of the fund. Accordingly, we tried to lengthen the fund's average maturity by looking for opportunities along the yield curve that offered the best relative value, while taking advantage of the periodic cash-flow technicals - issues of supply and demand - to maximize fund performance.

Annual Report

Fidelity Michigan Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2001, was 1.31%, compared to 4.20% 12 months ago. The more recent seven-day yield was the equivalent of a 2.13% taxable rate of return for Michigan investors in the 38.21% combined federal and state income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through December 31, 2001, the fund's 12-month total return was 2.35%, compared to 2.23% for the all tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Mike?

A. Through the end of the period, yields on municipal money market securities remained very appealing relative to alternatives in the taxable money markets, a situation that is not unusual during periods of low absolute interest rates. Although municipal yields are relatively attractive, I am reluctant to lengthen the fund's maturity at this time. My hesitancy to do so results from my belief that the economy has the potential to recover from the current recession at some point during the next year. The Fed rate cuts we've witnessed this year should help spur such a rebound. However, the exact timing of the recovery is uncertain, especially given the mixed economic data we have seen lately. The Fed's response to a recovery is also uncertain. Historically, the Fed's first rate hike after a period of rate cuts generally occurs six to nine months after the last rate decrease. Accordingly, my strategy will most likely focus on maintaining a relatively neutral average maturity, taking advantage of opportunities along the yield curve as well as those unearthed by our credit research to maximize fund performance until I get a better feel for when the economy might turn.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital

Fund number: 420

Trading symbol: FMIXX

Start date: January 12, 1990

Size: as of December 31, 2001, more than $542 million

Manager: Michael Marchese, since November 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Fidelity Michigan Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 12/31/01	% of fund's investments 6/30/01	% of fund's investments 12/31/00
0 - 30	86.3	82.5	81.6
31 - 90	2.0	6.7	5.1
91 - 180	8.1	5.8	5.0
181 - 397	3.6	5.0	8.3
Weighted Average Maturity
	12/31/01	6/30/01	12/31/00
Fidelity Michigan Municipal Money Market Fund	26 Days	31 Days	33 Days
All Tax-Free Money Market Funds Average *	40 Days	42 Days	42 Days
Asset Allocation (% of fund's net assets)
As of December 31, 2001	As of June 30, 2001
Variable Rate Demand Notes (VRDNs) 79.3%	Variable Rate Demand Notes (VRDNs) 77.9%
Commercial Paper (including CP Mode) 6.4%	Commercial Paper (including CP Mode) 5.0%
Tender Bonds 3.4%	Tender Bonds 0.0%
Municipal Notes 2.0%	Municipal Notes 7.2%
Other Investments 7.6%	Other Investments 11.0%
Net Other Assets 1.3%	Net Other Assets** (1.1)%

** Net Other Assets are not included in the pie chart.

* Source: iMoneyNet, Inc.

Annual Report

Fidelity Michigan Municipal Money Market Fund

Investments December 31, 2001

Showing Percentage of Net Assets

Municipal Securities - 98.7%
	Principal Amount	Value (Note 1)
Michigan - 98.1%
Bay City School District Rev. Bonds 6.5% 5/1/08 (AMBAC Insured) (Pre-Refunded to 5/1/02 @ 101.5) (e)	$ 5,000,000	$ 5,127,969
Chelsea Econ. Dev. Corp. Ltd. Oblig. Rev. (Silver Maples of Chelsea Proj.) Series 1996, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)	5,590,000	5,590,000
Chippewa Valley Schools Participating VRDN Series MSDW 00 253, 1.64% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	2,410,000	2,410,000
Clinton Econ. Dev. Corp. Rev. (Clinton Area Care Ctr. Proj.) 1.71%, LOC Northern Trust Co., Chicago, VRDN (a)	5,800,000	5,800,000
Delta County Econ. Dev. Corp. Envir. Impt. Rev. (Dates-Mead Escanaba Paper Proj.) Series E, 1.9%, LOC Bank of Nova Scotia, VRDN (a)	3,000,000	3,000,000
Detroit Econ. Dev. Corp. Resource Recovery Rev. Participating VRDN Series Merlots 01 A90, 1.76% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	2,500,000	2,500,000
Detroit Swr. Disp. Rev.:
Bonds Series 2001 E, 2.12%, tender 10/3/02 (FGIC Insured) (a)	5,200,000	5,200,000
Participating VRDN:
Series BS 99 81, 1.63% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(f)	6,900,000	6,900,000
Series Merlots 00 I, 1.71% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(f)	4,300,000	4,300,000
Series Merlots 01 A103, 1.71% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(f)	5,200,000	5,200,000
Series Merlots 01 A112, 1.71% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(f)	5,200,000	5,200,000
Series PT 580, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	5,200,000	5,200,000
Series ROC II R116, 1.71% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	5,965,000	5,965,000
Detroit Wtr. Supply Sys. Rev. Participating VRDN:
Series Merlots 00 D, 1.71% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(f)	4,500,000	4,500,000
Series SG 64, 1.69% (Liquidity Facility Societe Generale) (a)(f)	3,500,000	3,500,000
Series SGB 6, 1.71% (Liquidity Facility Societe Generale) (a)(f)	7,570,000	7,570,000
Detroit Wtr. Sys. Rev. Participating VRDN Series EGL 99 2202, 1.71% (Liquidity Facility Citibank NA, New York) (a)(f)	8,200,000	8,200,000
East China School District BAN 2.75% 6/25/02	3,700,000	3,709,636
East Lansing School District Participating VRDN Series SGA 114, 1.7% (Liquidity Facility Societe Generale) (a)(f)	13,450,000	13,450,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Eaton Rapids Pub. Schools BAN 3.25% 8/21/02	$ 2,400,000	$ 2,404,439
Genesee County Economic Dev. Corp. (Creative Foam Corp. Proj.) Series 1994, 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	2,200,000	2,200,000
Georgetown Charter Township Indl. Dev. Rev. (J&F Steel Corp. Proj.) Series 1989, 1.7%, LOC Societe Generale, VRDN (a)(d)	1,000,000	1,000,000
Hartland Consolidated School District Participating VRDN Series BS 01 127 Class A, 1.7% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(f)	6,655,000	6,655,000
Holt Pub. Schools BAN 2.35% 2/1/02	2,000,000	2,000,249
Jackson Pub. Schools RAN 3.25% 5/22/02, LOC Comerica Bank, Detroit	2,600,000	2,605,923
Kentwood Pub. Schools Bonds 6.4% 5/1/12 (Pre-Refunded to 5/1/02 @ 102) (e)	7,750,000	7,990,745
Lake Orion Cmnty. School District Participating VRDN Series II R127, 1.71% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	2,540,000	2,540,000
Livonia Pub. School District Bonds Series II, 6.3% 5/1/22 (FGIC Insured) (Pre-Refunded to 5/1/02 @ 102) (e)	3,000,000	3,093,311
Michigan Bldg. Auth. Rev.:
Bonds Series PA 889R, 2.6%, tender 2/14/02, LOC Merrill Lynch & Co., Inc. (a)(f)(g)	7,795,000	7,795,000
Participating VRDN:
Series EGL 01 2202, 1.71% (Liquidity Facility Citibank NA, New York) (a)(f)	3,000,000	3,000,000
Series MSDW 00 481X, 1.69% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	9,670,000	9,670,000
Series 2, 1.8% 1/24/02, LOC Bank of New York NA, LOC Commerzbank AG, CP	6,300,000	6,300,000
Michigan Gen. Oblig.:
Bonds Series 2001 C, 2.1% tender 10/2/02, CP mode	6,000,000	6,000,000
Participating VRDN Series ROC II R78, 1.71% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)(f)	7,325,000	7,325,000
Michigan Higher Ed. Student Ln. Auth. Rev.:
Bonds Series XII V, 2.65% 3/1/02 (AMBAC Insured)	1,000,000	1,000,000
1.7% (AMBAC Insured), VRDN (a)(d)	5,100,000	5,100,000
Michigan Hosp. Fin. Auth. Rev.:
Participating VRDN Series 1997 X, 1.71% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(f)	3,700,000	3,700,000
(United Memorial Hosp. Assoc. Proj.) Series 1999, 1.81%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(d)	3,705,000	3,705,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev.:
Bonds Series 1988 A, 1.8% tender 1/3/02, LOC Landesbank Hessen-Thuringen, CP mode (d)	$ 2,250,000	$ 2,250,000
(Canton Club East Apts. Proj.) Series 1998 A, 1.7%, LOC Key Bank Nat'l. Assoc., VRDN (a)(d)	7,500,000	7,500,000
(Lexington Place Apts. Proj.) Series 1999 A, 1.7%, LOC Bank of America NA, VRDN (a)(d)	7,520,000	7,520,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN:
Series PA 635R, 1.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	3,320,000	3,320,000
Series PT 01 556, 1.76% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(f)	3,630,000	3,630,000
Series PT 58, 1.81% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	2,130,000	2,130,000
Michigan Muni. Bond Auth. Rev.:
Bonds Series 2001 A1, 4% 4/11/02	15,200,000	15,252,066
Participating VRDN:
Series EGL 00 2201, 1.71% (Liquidity Facility Citibank NA, New York) (a)(f)	9,500,000	9,500,000
Series PA 942R, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	5,200,000	5,200,000
Michigan Strategic Fund Indl. Dev. Rev.:
(Althaus Family Investors II Proj.) Series 1997, 1.81%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	2,100,000	2,100,000
(C-Tec, Inc. Proj.) 1.75%, LOC Suntrust Bank, VRDN (a)(d)	1,500,000	1,500,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
Participating VRDN Series MSDW 00 382, 1.69% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	2,000,000	2,000,000
(B&C Leasing Proj.) 1.75%, LOC Bank of America NA, VRDN (a)	1,350,000	1,350,000
(BC&C Proj.) 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	1,680,000	1,680,000
(Bico Michigan, Inc. Proj.) Series 1999, 1.95%, LOC Bank One NA, VRDN (a)(d)	3,800,000	3,800,000
(Bosal Ind. Proj.) Series 1998, 1.75%, LOC Bank of New York NA, VRDN (a)(d)	7,500,000	7,500,000
(CJS Properties LLC Proj.) 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	2,200,000	2,200,000
(Conti Properties LLC Proj.) Series 1997, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,140,000	3,140,000
(Creative Foam Corp. Proj.) 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,700,000	1,700,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
(Cyberplast Inds. Ltd. Proj.) 1.9%, LOC Wells Fargo Bank NA, Minnesota, VRDN (a)(d)	$ 3,405,000	$ 3,405,000
(Dawnbreakers LLC Proj.) Series 1998, 2%, LOC Bank One NA, Michigan, VRDN (a)(d)	4,540,000	4,540,000
(Doss Ind. Dev. Co. Proj.) 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	3,100,000	3,100,000
(Dow Chemical Co. Proj.):
Series 1999, 2.05%, VRDN (a)(d)	13,800,000	13,800,000
Series 2000, 2.05%, VRDN (a)(d)	13,500,000	13,500,000
(Envir. Quality Co. Proj.) Series 1995, 1.9%, LOC Comerica Bank, Detroit, VRDN (a)(d)	600,000	600,000
(Fintex LLC Proj.) Series 2000, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	4,000,000	4,000,000
(Future Fence Co. Proj.) 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,315,000	3,315,000
(Grandview Plaza Riverview Assoc. One LP Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	2,540,000	2,540,000
(John H. Dekker & Sons Proj.) Series 1998, 1.75%, LOC Standard Fed. Bank, VRDN (a)(d)	1,555,000	1,555,000
(K&M Engineering, Inc. Proj.) 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,140,000	2,140,000
(Majestic Ind., Inc. Proj.) 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,145,000	3,145,000
(Mans Proj.) Series 1998, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,890,000	2,890,000
(Muskegen Cast Products Proj.) 1.81%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(d)	3,000,000	3,000,000
(PBL Enterprises, Inc. Proj.) Series 1997, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,860,000	2,860,000
(Prime Acquisition LLC Proj.) 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	4,290,000	4,290,000
(Republic Svcs., Inc. Proj.) 1.8%, LOC Bank of America NA, VRDN (a)(d)	10,000,000	10,000,000
(Rochester Gear, Inc. Proj.) Series 1995, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,950,000	3,950,000
(S&S LLC Proj.) Series 2000, 1.62%, LOC Standard Fed. Bank, VRDN (a)(d)	4,000,000	4,000,000
(TEI Investments LLC Proj.) Series 1997, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	800,000	800,000
(Temperance Enterprise Proj.) Series 1996, 2%, LOC Nat'l. City Bank, VRDN (a)(d)	3,120,000	3,120,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
(Templeton Properties LLC Proj.) Series 2000, 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	$ 2,000,000	$ 2,000,000
(The Monarch Press, Inc. Proj.) Series 2000, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,500,000	2,500,000
(The Spiratex Co. Proj.) Series 1994, 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,600,000	1,600,000
(Trilan LLC Proj.) 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	4,000,000	4,000,000
(True Industries-Roseville Proj.) Series 2000, 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	3,000,000	3,000,000
(Unified-Boring Co., Inc. Proj.) Series 1992, 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,200,000	1,200,000
(Vent-Rite Valve Corp. Proj.) 1.8%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	1,320,000	1,320,000
(W.H. Porter, Inc. Proj.) Series 2001, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,550,000	3,550,000
(Wayland Enterprises Proj.) Series 1999, 1.95%, LOC Bank One NA, Michigan, VRDN (a)(d)	3,000,000	3,000,000
(Whitehall Products LLC Proj.) Series 2000, 1.7%, LOC Lasalle Bank NA, VRDN (a)(d)	3,105,000	3,105,000
(Windcrest Properties LLC Proj.) 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	4,900,000	4,900,000
(YMCA Metro. Detroit Proj.) Series 2001, 1.71%, LOC Bank One NA, Michigan, VRDN (a)	8,100,000	8,100,000
Series 1999, 2%, LOC Standard Fed. Bank, VRDN (a)(d)	2,180,000	2,180,000
Michigan Strategic Fund Poll. Cont. Rev.:
Bonds (Dow Chemical Co. Proj.):
Series 1986, 1.55% tender 1/10/02, CP mode	3,600,000	3,600,000
Series 1988:
1.6% tender 1/10/02, CP mode (d)	13,250,000	13,250,000
2.55% tender 1/15/02, CP mode (d)	3,250,000	3,250,000
(Gen. Motors Corp. Proj.):
Series 1988 A, 2.2%, VRDN (a)	2,500,000	2,500,000
2.15%, VRDN (a)	2,700,000	2,700,000
Michigan Strategic Fund Solid Waste Disp. Rev. (Great Lakes Recovery Proj.) 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,500,000	1,500,000
Michigan Trunk Line Bonds Series 1992 A, 5.5% 10/1/21 (Pre-Refunded to 10/1/02 @ 100) (e)	5,300,000	5,442,781
Midland County Econ. Dev. Rev. (Dow Chemical Co. Proj.) Series 1993 A, 2.15%, VRDN (a)(d)	6,400,000	6,400,000
Northern Michigan Univ. Revs. 2% (FGIC Insured), VRDN (a)	5,300,000	5,300,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Oakland County Econ. Dev. Corp. Ltd. Oblig. Rev.:
(Osmic, Inc. Proj.) Series 2001 A, 1.85%, LOC Bank One NA, Michigan, VRDN (a)(d)	$ 6,300,000	$ 6,300,000
(Pontiac Vision School Proj.) Series 2000, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)	4,400,000	4,400,000
Saint Clair County Econ. Dev. Corp. Poll. Cont. Rev. Participating VRDN Series MSDW 00 282, 1.69% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	7,995,000	7,995,000
Sanilac County Econ. Dev. Corp. (Marlette Cmnty. Hosp. Proj.) Series 2001, 1.71%, LOC Bank One NA, Michigan, VRDN (a)	12,865,000	12,865,000
Sterling Heights Econ. Dev. Corp. Ltd. Oblig. Rev. (Cherrywood Ctr. Assoc. Proj.) 1.9%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,500,000	3,500,000
Univ. of Michigan Univ. Revs. (Univ. Hosp. Proj.) Series 1995 A, 1.9%, VRDN (a)	2,700,000	2,700,000
Walled Lake Consolidated School District Participating VRDN Series MSDW 00 486, 1.69% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	6,120,000	6,120,000
Waverly Cmnty. School District Bonds Series PA 761R, 1.85%, tender 5/14/02 (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)(g)	5,395,000	5,395,000
Wayne Charter County Arpt. Rev. Participating VRDN Series SG 122, 1.69% (Liquidity Facility Societe Generale) (a)(f)	13,700,000	13,700,000
Wayne-Westland Cmnty. Schools Participating VRDN:
Series MSDW 98 56, 1.69% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	7,465,000	7,465,000
Series MSDW 98 67, 1.69% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	6,100,000	6,100,000
Western Townships Utils. Auth. Swr. Disp. Sys. Participating VRDN Series Merlots A96, 1.71% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(f)	5,700,000	5,700,000
Zeeland Hosp. Fin. Auth. Rev. (Zeeland Cmnty. Hosp. Proj.) Series 1999, 1.81%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	4,220,000	4,220,000
		532,087,119
Municipal Securities - continued
	Shares	Value (Note 1)
Other - 0.6%
Fidelity Municipal Cash Central Fund, 1.85% (b)(c)	3,133,000	$ 3,133,000
TOTAL INVESTMENT PORTFOLIO - 98.7%		535,220,119
NET OTHER ASSETS - 1.3%		6,796,899
NET ASSETS - 100%		$ 542,017,018
Total Cost for Income Tax Purposes $ 535,220,119
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Michigan Bldg. Auth. Rev. Bonds Series PA 889R, 2.6%, tender 2/14/02, LOC Merrill Lynch & Co., Inc.	8/15/01	$ 7,795,000
Waverly Cmnty. School District Bonds Series PA 761R, 1.85%, tender 5/14/02 (Liquidity Facility Merrill Lynch & Co., Inc.)	8/17/00	$ 5,395,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,190,000 or 2.4% of net assets.

Income Tax Information

During the fiscal year ended December 31, 2001, 100% of the fund's income dividends was free from federal income tax, and 44.85% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 535,220,119
Cash		3,186,264
Receivable for fund shares sold		6,017,313
Interest receivable		2,174,921
Other receivables		18,160
Total assets		546,616,777
Liabilities
Payable for fund shares redeemed	$ 4,337,077
Accrued management fee	167,903
Other payables and accrued expenses	94,779
Total liabilities		4,599,759
Net Assets		$ 542,017,018
Net Assets consist of:
Paid in capital		$ 541,829,557
Accumulated net realized gain (loss) on investments		187,461
Net Assets, for 541,812,203 shares outstanding		$ 542,017,018
Net Asset Value, offering price and redemption price per share ($542,017,018 ÷ 541,812,203 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Michigan Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 14,692,488
Expenses
Management fee	$ 1,954,868
Transfer agent fees	720,564
Accounting fees and expenses	95,120
Non-interested trustees' compensation	1,793
Custodian fees and expenses	9,585
Registration fees	31,759
Audit	24,698
Legal	5,189
Miscellaneous	55,651
Total expenses before reductions	2,899,227
Expense reductions	(186,875)	2,712,352
Net investment income		11,980,136
Net Realized Gain (Loss) on Investments		237,720
Net increase in net assets resulting from operations		$ 12,217,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Michigan Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 11,980,136	$ 16,105,844
Net realized gain (loss)	237,720	(25,267)
Net increase (decrease) in net assets resulting from operations	12,217,856	16,080,577
Distributions to shareholders from net investment income	(11,980,136)	(16,105,844)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,116,312,165	1,335,602,996
Reinvestment of distributions from net investment income	11,661,229	15,687,950
Cost of shares redeemed	(1,093,416,730)	(1,288,722,259)
Net increase (decrease) in net assets and shares resulting from share transactions	34,556,664	62,568,687
Total increase (decrease) in net assets	34,794,384	62,543,420
Net Assets
Beginning of period	507,222,634	444,679,214
End of period	$ 542,017,018	$ 507,222,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.023	.036	.028	.030	.031
Less Distributions
From net investment income	(.023)	(.036)	(.028)	(.030)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	2.35%	3.69%	2.82%	3.00%	3.18%
Ratios to Average Net Assets B
Expenses before expense reductions	.56%	.57%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.56%	.57%	.58%	.60%	.61%
Expenses net of all reductions	.52%	.57%	.58%	.59%	.61%
Net investment income	2.32%	3.63%	2.80%	2.97%	3.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 542,017	$ 507,223	$ 444,679	$ 357,354	$ 287,940

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Spartan Michigan Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity® Michigan Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Michigan. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. There were no significant book-to-tax differences.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $389,846 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $89,919; decrease net unrealized appreciation/depreciation by $84,765; and decrease net realized gain (loss) by $5,154. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, was as follows:

	Individual Rate	Group Rate	Total
Spartan Michigan Municipal Income	.25%	.13%	.38%
Fidelity Michigan Municipal Money Market	.25%	.13%	.38%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the funds. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan Michigan Municipal Income	.08%
Fidelity Michigan Municipal Money Market	.14%

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Michigan Municipal Money Market	$ 133,971

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Money Market Insurance. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

5. Expense Reductions.

Through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan Michigan Municipal Income	$ 7,812	$ 244,516	$ 40,619
Fidelity Michigan Municipal Money Market	9,585	177,290	-

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Michigan Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Municipal Trust and Fidelity Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984 or 1991

Trustee of Municipal Trust (1984) and Municipal Trust II (1991). President of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Michigan Municipal Money Market and Spartan Michigan Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1991

Trustee of Municipal Trust (1990) and Municipal Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987 or 1991

Trustee of Municipal Trust (1987) and Municipal Trust II (1991). Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001 or 2002

Trustee of Municipal Trust II (2001) and Municipal Trust (2002). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2000

Vice President of Michigan Municipal Money Market (2000) and Spartan Michigan Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of Michigan Municipal Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

David L. Murphy (53)

Year of Election or Appointment: 2001

Vice President of Spartan Michigan Municipal Income. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

George A. Fischer (40)

Year of Election or Appointment: 2000

Vice President of Spartan Michigan Municipal Income and other funds advised by FMR. Prior to his current responsibilities, Mr. Fisher managed a variety of Fidelity Funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Michigan Municipal Money Market and Spartan Michigan Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)

Year of Election or Appointment: 1986 or 1991

Assistant Treasurer of Michigan Municipal Money Market (1991) and Spartan Michigan Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1996 or 1997

Assistant Treasurer of Michigan Municipal Money Market (1996) and Spartan Michigan Municipal Income (1997). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of Spartan Michigan Municipal Income Fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,932,502,911.07	90.974
Against	169,197,678.81	3.914
Abstain	220,972,115.08	5.112
TOTAL	4,322,672,704.96	100.000
Broker Non-Votes	89,097,661.29
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,845,680,509.09	88.965
Against	254,580,958.80	5.890
Abstain	222,411,237.07	5.145
TOTAL	4,322,672,704.96	100.000
Broker Non-Votes	89,097,661.29
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	4,274,708,872.72	96.893
Withheld	137,061,493.53	3.107
TOTAL	4,411,770,366.25	100.000
Ralph F. Cox
Affirmative	4,269,909,134.25	96.784
Withheld	141,861,232.00	3.216
TOTAL	4,411,770,366.25	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	4,261,877,601.01	96.602
Withheld	149,892,765.24	3.398
TOTAL	4,411,770,366.25	100.000
Robert M. Gates
Affirmative	4,269,095,495.55	96.766
Withheld	142,674,870.70	3.234
TOTAL	4,411,770,366.25	100.000
Abigail P. Johnson
Affirmative	4,266,118,108.24	96.699
Withheld	145,652,258.01	3.301
TOTAL	4,411,770,366.25	100.000
Edward C. Johnson 3d
Affirmative	4,265,918,543.86	96.694
Withheld	145,851,822.39	3.306
TOTAL	4,411,770,366.25	100.000
Donald J. Kirk
Affirmative	4,272,354,505.17	96.840
Withheld	139,415,861.08	3.160
TOTAL	4,411,770,366.25	100.000
Marie L. Knowles
Affirmative	4,274,519,144.10	96.889
Withheld	137,251,222.15	3.111
TOTAL	4,411,770,366.25	100.000
Ned C. Lautenbach
Affirmative	4,274,356,008.52	96.885
Withheld	137,414,357.73	3.115
TOTAL	4,411,770,366.25	100.000
Peter S. Lynch
Affirmative	4,276,202,758.73	96.927
Withheld	135,567,607.52	3.073
TOTAL	4,411,770,366.25	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	4,271,679,778.66	96.825
Withheld	140,090,587.59	3.175
TOTAL	4,411,770,366.25	100.000
William O. McCoy
Affirmative	4,272,095,182.20	96.834
Withheld	139,675,184.05	3.166
TOTAL	4,411,770,366.25	100.000
William S. Stavropoulos
Affirmative	4,269,213,687.02	96.769
Withheld	142,556,679.23	3.231
TOTAL	4,411,770,366.25	100.000
PROPOSAL 4
To eliminate fundamental investment policies of Spartan Michigan Municipal Income Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	272,746,628.16	83.759
Against	32,653,172.69	10.028
Abstain	20,231,783.88	6.213
TOTAL	325,631,584.73	100.000
Broker Non-Votes	5,847,968.04
PROPOSAL 8
To amend Spartan Michigan Municipal Income Fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	276,868,771.42	85.025
Against	27,858,282.93	8.555
Abstain	20,904,530.38	6.420
TOTAL	325,631,584.73	100.000
Broker Non-Votes	5,847,968.04
PROPOSAL 9
To amend Spartan Michigan Municipal Income Fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	275,542,945.58	84.618
Against	29,151,965.30	8.952
Abstain	20,936,673.85	6.430
TOTAL	325,631,584.73	100.000
Broker Non-Votes	5,847,968.04

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

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Annual Report

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Spartan®

Ohio Municipal Income
Fund

and

Fidelity ®
Ohio Municipal Money Market
Fund

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Ohio Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Ohio Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Ohio Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan® OH Municipal Income	4.73%	30.74%	83.23%
LB Ohio 4 Plus Year Enhanced Municipal Bond	5.13%	32.64%	n/a*
Ohio Municipal Debt Funds Average	3.99%	25.89%	78.03%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Ohio 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Ohio investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Ohio municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 47 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan OH Municipal Income	4.73%	5.51%	6.24%
LB Ohio 4 Plus Year Enhanced Municipal Bond	5.13%	5.81%	n/a*
Ohio Municipal Debt Funds Average	3.99%	4.71%	5.93%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a different figure than that obtained by averaging cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Ohio Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® Ohio Municipal Income Fund on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,323 - an 83.23% increase on the initial investment. For comparison, look at how the Lehman Brothers® Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,002 - a 90.02% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan Ohio Municipal Income Fund
Performance - continued

Total Return Components

	Years ended December 31,
	2001	2000	1999	1998	1997
Dividend returns	4.73%	5.42%	4.48%	4.69%	5.08%
Capital returns	0.00%	6.26%	-7.31%	1.10%	3.66%
Total returns	4.73%	11.68%	-2.83%	5.79%	8.74%

Total Return Components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains if any, paid by the fund, are reinvested.

Dividends and Yield

Periods ended December 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.54¢	27.07¢	53.99¢
Annualized dividend rate	4.62%	4.58%	4.63%
30-day annualized yield	4.08%	-	-
30-day annualized tax-equivalent yield	6.84%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.57 over the past one month, $11.74 over the past six months and $11.67 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.34% combined effective federal and state tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Ohio Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

An unprecedented number of interest rate reductions had both positive and negative implications for the municipal bond market in 2001. Overall, the Federal Reserve Board slashed the fed funds rate 11 times during the past 12 months, lowering it from 6.50% to 1.75%. For most of the year, municipal bond performance was boosted by the Fed's actions. Munis also benefited as a haven from stormy equity markets and from their attractively high tax-adjusted yields. But in the final third of the year, the muni market experienced generally flat performance. First, the tragic events of September 11 resulted in a rush to the security of Treasuries in the weeks that followed. Recovery bonds issued by the state and city of New York added volume to an already supply-heavy muni market, which further tempered their performance. Investors also were wary when it became apparent that the Fed had lowered rates about as much as they could. Municipals traditionally don't fare as well in a rising rate environment as they do when rates are trending downward. While these conditions caused a slight decline in muni prices, it was still a positive year overall, as the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 5.13% during the 12 months ending December 31, 2001.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Ohio Municipal Income Fund

Q. How did the fund perform, George?

A. For the 12-month period that ended December 31, 2001, the fund had a total return of 4.73%. To get a sense of how the fund did relative to its competitors, the Ohio municipal debt funds average returned 3.99% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 5.13%.

Q. What helped the fund outpace its Lipper peer group average in 2001?

A. It really came down to a pretty straightforward formula of investing in stronger issuers and sectors and generally avoiding, or underweighting, the weaker ones. For example, my choices within the health care sector helped performance. The sector overall improved during 2001, although there was a widening performance and credit quality gap between the stronger and weaker health care issuers. Given the intensely competitive environment in which hospitals and other health care providers were forced to operate, my focus on those with capable management teams, good financial performance, strong market share and the ability to negotiate attractive reimbursement terms from insurers was rewarded.

Annual Report

Spartan Ohio Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Aside from health care, what other sectors of the municipal market did you emphasize?

A. I kept a relatively large stake - compared to the overall Ohio municipal market - in bonds issued by entities that provide essential services, such as water, sewer, electric and transportation. Because their revenues generally come from economically resilient fees, rather than economically sensitive taxes, bonds issued by these essential services providers were in strong demand throughout most of the year and performed relatively well as a result. In another helpful strategy, I underweighted general obligation bonds issued by the state, which are backed by taxes. However, some of our holdings in this category did sometimes lag essential services bonds.

Q. Escrowed/pre-refunded bonds made up 7.8% of the fund's net assets at the end of the period. What are these bonds and what makes them attractive?

A. Escrowed and pre-refunded bonds are a byproduct of a strategy whereby issuers refinance older, outstanding debt issued when interest rates were higher and then bring to market new debt at lower interest rates. The old bonds are retired and become backed by U.S. Treasury securities, which affords the bonds the highest credit rating available in the bond market. That high credit quality is their main attraction. Given the weak economic environment, I remained cautious in my approach to credit quality, keeping the vast majority of the fund's stake in higher-rated bonds. As of December 31, 2001, nearly 95% of the fund's investments were in investment-grade bonds rated A or higher by Moody's Investors Service or Standard & Poor's®.

Q. Interest rates and municipal bond yields declined significantly during most of 2001, but spiked higher in the final months of the year. What strategy did you use to manage the fund amid this volatility?

A. In keeping with Fidelity's approach, I kept the fund's interest rate sensitivity in line with the Ohio municipal market overall. Having too much or too little sensitivity at the wrong time could have undercut returns. Rather than speculate about the direction of interest rates, I emphasized factors that are easier to manage, such as security selection.

Q. What's ahead for the Ohio municipal market?

A. At the end of 2001, the bond market was priced such that investors expected an economic rebound and higher interest rates in 2002. Whether that turns out to be the case remains uncertain, as does the strength of any potential rebound. A sharp economic upturn could mean that rates spike higher, although continued weakness could mean that rates stabilize. One factor working in municipals' favor is that they currently are priced attractively relative to U.S. Treasuries. If investors embrace that value, I believe municipals could outpace Treasuries.

Q. Given that outlook, what are your plans for the fund?

A. A key factor I'll be watching is credit quality. Municipal issuers in Ohio join their many counterparts across the rest of the country in having to wrestle with the effects of a slowing economy, rising costs and reduced tax receipts. As a result, I plan to remain very cautious with regard to credit quality, maintaining a continued emphasis on high-quality bonds.

Annual Report

Spartan Ohio Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current tax-free income for Ohio residents by normally investing in investment-grade municipal securities whose interest is free from federal income tax and Ohio personal income tax

Fund number: 088

Trading symbol: FOHFX

Start date: November 15, 1985

Size: as of December 31, 2001, more than $399 million

Manager: George Fischer, since 1997; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on Ohio's credit quality:

"Many Midwestern states have endured recessionary conditions much longer than the rest of the nation, primarily due to the severe downturn in manufacturing. Ohio's economy, for example, started to weaken in mid-2000, well before March 2001, the month most economists believe the national recession began. The weak economy, in turn, has put a strain on some Ohio municipal bond issuers, most notably the state government. Moody's Investors Service, one of the main municipal credit rating agencies, recently downgraded the state's outlook, although not its credit rating, to negative, fearing that the state could face a significant decline in revenue as well as rising expenditures. Moody's said it based this action on ´the economic slowdown, which has resulted in a weakening of revenue growth and caused a substantial projected budget gap in the 2002-2003 biennium budget.'

"But Moody's also noted that Ohio and other states can avoid a credit rating downgrade if they manage their budgets and expenses prudently, making appropriate spending cuts to help offset revenue declines. As always, I'll maintain a close watch on credit-related developments, not only as they pertain to the state government, but also the many other municipal bond issuers that make up the Ohio municipal bond market."

Annual Report

Spartan Ohio Municipal Income Fund

Investment Changes

Top Five Sectors as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	50.3	48.5
Education	9.0	10.0
Water & Sewer	8.4	6.9
Escrowed/Pre-Refunded	7.8	8.5
Health Care	6.6	6.6
Average Years to Maturity as of December 31, 2001
		6 months ago
Years	13.7	13.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2001
6 months ago
Years	7.0	7.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of December 31, 2001	As of June 30, 2001
Aaa 58.4%	Aaa 56.8%
Aa, A 36.5%	Aa, A 37.8%
Baa 3.2%	Baa 3.2%
Ba and below 0.2%	Ba and below 0.2%
Not Rated 1.7%	Not Rated 2.0%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Ohio Municipal Income Fund

Investments December 31, 2001

Showing Percentage of Net Assets

Municipal Bonds - 99.2%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - 97.6%
Adams County Valley Local School District:
(Adams & Highland County Proj.) 6.65% 12/1/05 (MBIA Insured)	Aaa	$ 1,000,000	$ 1,118,350
6.65% 12/1/03 (MBIA Insured)	Aaa	1,000,000	1,077,620
6.65% 12/1/04 (MBIA Insured)	Aaa	1,000,000	1,099,430
Akron Gen. Oblig.:
(Parking Facilities Proj.) 8.75% 11/1/03	A1	160,000	177,782
Series 1997, 6% 12/1/12 (MBIA Insured)	Aaa	1,250,000	1,392,613
5.5% 12/1/21	A1	2,000,000	2,041,840
Akron Wtrwks. Rev. 4.875% 3/1/12 (MBIA Insured)	Aaa	2,000,000	2,009,600
Alliance Wtrwks. Rev. 0% 10/15/06 (FGIC Insured) (Escrowed to Maturity) (c)	Aaa	765,000	631,270
Avon Lake City School District 5.5% 12/1/26 (FGIC Insured)	Aaa	2,205,000	2,249,431
Bowling Green Univ. Gen. Receipts:
5.75% 6/1/11 (FGIC Insured)	Aaa	1,425,000	1,550,243
5.75% 6/1/14 (FGIC Insured)	Aaa	1,190,000	1,274,752
5.75% 6/1/16 (FGIC Insured)	Aaa	1,250,000	1,338,125
Buckeye Local School District Jefferson County:
0% 12/1/06 (AMBAC Insured)	Aaa	375,000	307,984
0% 12/1/07 (AMBAC Insured)	Aaa	760,000	589,448
Buckeye Valley Local School District Delaware County Series A, 6.85% 12/1/15 (MBIA Insured)	Aaa	2,500,000	2,965,900
Butler County Trans. Impt. District Series 1997 A, 6% 4/1/10 (FSA Insured)	Aaa	1,500,000	1,642,845
Cincinnati Gen. Oblig. (Police & Firemen's Disability Proj.) 6% 12/1/35	Aa1	5,000,000	5,345,700
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series A, 7.25% 2/1/08 (b)	A	4,000,000	4,010,400
Cincinnati Wtr. Sys. Rev.:
Series 2001, 5.5% 12/1/17	Aa2	1,000,000	1,033,590
5.5% 12/1/09	Aa2	2,200,000	2,369,510
Cleveland Arpt. Sys. Rev. Series A:
5.5% 1/1/08 (FSA Insured) (b)	Aaa	1,500,000	1,576,935
6% 1/1/10 (FGIC Insured) (b)	Aaa	2,620,000	2,748,170
Cleveland Gen. Oblig.:
5.25% 12/1/17 (FGIC Insured)	Aaa	1,355,000	1,362,602
5.375% 9/1/11 (AMBAC Insured)	Aaa	1,960,000	2,047,122
5.5% 9/1/16 (AMBAC Insured)	Aaa	2,000,000	2,056,820
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Cleveland Pub. Pwr. Sys. Rev.:
(First Mtg. Prog.):
Series A:
0% 11/15/08 (MBIA Insured)	Aaa	$ 5,480,000	$ 4,025,334
0% 11/15/10 (MBIA Insured)	Aaa	2,685,000	1,756,983
0% 11/15/11 (MBIA Insured)	Aaa	2,685,000	1,659,035
Sub Series 1, 5.125% 11/15/18 (MBIA Insured)	Aaa	2,000,000	1,989,560
5.25% 11/15/14 (MBIA Insured)	Aaa	1,000,000	1,028,680
Cleveland Wtrwks. Rev. (First Mtg. Prog.):
Series F 92A, 6.25% 1/1/15 (AMBAC Insured)	Aaa	125,000	127,500
Series F 92B, 6.25% 1/1/05 (AMBAC Insured)	Aaa	1,000,000	1,020,000
Series H, 5.75% 1/1/16 (MBIA Insured)	Aaa	45,000	47,242
Columbus Gen. Oblig.:
(Various Purp. Proj.) Series 1, 6% 5/15/10 (Pre-Refunded to 5/15/04 @ 102) (c)	Aaa	1,000,000	1,092,600
Series 1, 5.25% 9/15/11	Aaa	2,000,000	2,059,360
Series 1999 2, 5.5% 6/15/12	Aaa	4,000,000	4,268,200
Series D, 5.25% 9/15/11	Aaa	2,000,000	2,059,360
Cuyahoga County Gen. Oblig.:
Series A:
0% 10/1/08 (MBIA Insured)	Aaa	4,000,000	2,954,320
0% 10/1/09 (MBIA Insured)	Aaa	4,200,000	2,921,604
0% 10/1/11 (MBIA Insured)	Aaa	2,400,000	1,491,792
0% 10/1/12 (MBIA Insured)	Aaa	1,505,000	881,689
0% 10/1/13 (MBIA Insured)	Aaa	1,500,000	827,565
5.75% 12/1/11	Aa1	4,350,000	4,723,187
5.75% 12/1/12	Aa1	1,950,000	2,098,044
5.75% 12/1/13	Aa1	2,210,000	2,371,131
5.75% 12/1/14	Aa1	1,460,000	1,564,244
Delaware City School District:
0% 12/1/09 (FGIC Insured)	Aaa	1,000,000	690,220
5.5% 12/1/08 (FGIC Insured)	Aaa	1,400,000	1,484,098
Delaware County Gen. Oblig.:
6% 12/1/25	Aa2	1,000,000	1,074,830
6.25% 12/1/20	Aa2	1,250,000	1,373,325
Dublin City School District:
0% 12/1/04 (AMBAC Insured)	Aaa	1,930,000	1,756,763
5% 12/1/11	Aa3	1,705,000	1,764,828
Dublin Gen. Oblig. Series 2000 B, 6% 12/1/15	Aa1	2,000,000	2,172,720
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	Aaa	$ 2,200,000	$ 2,307,294
Fairfield City School District:
(School Impt. Proj.):
5% 12/1/10 (FGIC Insured)	Aaa	1,740,000	1,804,919
5.25% 12/1/14 (FGIC Insured)	Aaa	2,430,000	2,502,608
7.1% 12/1/07 (FGIC Insured) (Pre-Refunded to 12/1/05 @ 103) (c)	Aaa	1,120,000	1,303,926
7.45% 12/1/14 (FGIC Insured)	Aaa	1,000,000	1,229,320
Franklin County Gen. Oblig.:
5.375% 12/1/20	Aaa	2,000,000	2,039,260
5.5% 12/1/15	Aaa	1,225,000	1,267,067
5.5% 12/1/16	Aaa	1,290,000	1,327,616
Franklin County Gen. Oblig. Rev. (Online Computer Library Ctr., Inc. Proj.) 6% 4/15/13	-	3,500,000	3,517,570
Franklin County Hosp. Rev.:
(Holy Cross Health Sys. Corp. Proj.) 5.875% 6/1/21	Aa3	1,000,000	1,020,170
5.5% 5/1/13 (AMBAC Insured)	Aaa	1,130,000	1,188,545
Gallia County Hosp. Facilities Rev. (Holzer Med. Ctr. Proj.) 5.125% 10/1/13 (AMBAC Insured)	Aaa	3,000,000	3,041,010
Gateway Economic Dev. Corp. Greater Cleveland Stadium Rev. Series 1990, 6.5% 9/15/14 (b)	-	3,000,000	3,081,690
Greater Cleveland Reg'l. Trans. Auth. 5.65% 12/1/16 (FGIC Insured) (Pre-Refunded to 12/1/06 @ 101) (c)	Aaa	1,800,000	1,978,848
Greene County Gen. Oblig. Rev. (Fairview Extended Proj.) Series B, 4.5% 1/1/11 (MBIA Insured)	Aaa	2,150,000	2,171,608
Greene County Swr. Sys. Rev. 0% 12/1/09 (AMBAC Insured)	Aaa	775,000	534,921
Greene County Wtr. Sys. Rev. Series A, 6% 12/1/16 (FGIC Insured)	Aaa	2,500,000	2,706,125
Hamilton County Gen. Oblig.:
5.25% 12/1/16	Aa2	1,900,000	1,921,679
5.25% 12/1/17	Aa2	2,005,000	2,026,714
Hamilton County Health Care Sys. Rev. (Sisters of Charity Health Care Proj.) Series A:
6.25% 5/15/08 (AMBAC Insured) (Pre-Refunded to 5/15/03 @ 101) (c)	Aaa	4,220,000	4,485,691
6.25% 5/15/14 (AMBAC Insured) (Pre-Refunded to 5/15/03 @ 101) (c)	Aaa	1,000,000	1,062,960
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Hamilton County Health Sys. Rev. (Providence Hosp./Franciscan Sisters Poor Health Sys. Proj.) 6.875% 7/1/15 (Pre-Refunded to 7/1/02 @ 102) (c)	Baa2	$ 5,000,000	$ 5,227,100
Hamilton County Swr. Sys. Rev. (Metro. Swr. District Proj.) Series A, 5.75% 12/1/25 (MBIA Insured)	Aaa	6,000,000	6,285,300
Hamilton Elec. Sys. Mtg. Rev. Series A:
6% 10/15/09 (FGIC Insured)	Aaa	2,920,000	3,059,167
6% 10/15/12 (FGIC Insured)	Aaa	2,000,000	2,095,320
Hilliard School District:
Series A, 6% 12/1/05 (FGIC Insured)	Aaa	1,415,000	1,546,369
0% 12/1/11 (FGIC Insured)	Aaa	3,720,000	2,293,566
5.75% 12/1/28 (FGIC Insured)	Aaa	3,005,000	3,152,095
Indian Hill Exempt Village School District Hamilton County:
5.25% 12/1/13	Aa1	2,115,000	2,200,171
5.25% 12/1/14	Aa1	1,275,000	1,317,152
Kings Local School District 6.1% 12/1/25	AA-	6,800,000	7,341,892
Lake Local School District Stark County Series 2000, 5.75% 12/1/26 (FGIC Insured)	Aaa	2,780,000	2,904,461
Lakewood Gen. Oblig.:
Series A, 6.6% 12/1/11	Aa3	1,630,000	1,879,341
6.6% 12/1/08	Aa3	1,525,000	1,734,642
Lakota Local School District:
0% 12/1/02	Aa3	555,000	544,272
0% 12/1/03	Aa3	260,000	247,029
0% 12/1/04	Aa3	730,000	664,475
0% 12/1/05	Aa3	690,000	596,740
0% 12/1/06	Aa3	650,000	533,839
0% 12/1/07	Aa3	610,000	473,110
Licking Heights Local School District (Facilities Construction & Impt. Proj.) Series A, 5.5% 12/1/24 (FGIC Insured)	Aaa	2,400,000	2,447,688
Lima Swr. Sys. Rev. Impt. 6.3% 12/1/12 (AMBAC Insured)	Aaa	2,500,000	2,637,125
Lowellville San. Swr. Sys. Rev. (Browning-Ferris Industries, Inc. Proj.) 7.25% 6/1/06 (b)	BB-	700,000	709,807
Lucas County Hosp. Rev. (Promedia Health Care Oblig. Group Proj.):
5.375% 11/15/23 (AMBAC Insured)	Aaa	5,000,000	4,990,200
5.625% 11/15/12 (AMBAC Insured)	Aaa	2,000,000	2,114,120
5.625% 11/15/13 (AMBAC Insured)	Aaa	1,200,000	1,263,636
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Marion County Hosp. Impt. Rev. (Cmnty. Hosp. Proj.):
5.7% 5/15/02	BBB+	$ 1,500,000	$ 1,515,435
5.8% 5/15/03	BBB+	1,825,000	1,872,724
6.1% 5/15/06	BBB+	1,000,000	1,049,270
Medina City School District 5.25% 12/1/28 (FGIC Insured)	Aaa	11,175,000	11,080,795
Mentor Exempted Village School District 0% 12/1/03 (MBIA Insured)	Aaa	840,000	798,092
Montgomery County Gen. Oblig. 5.5% 12/1/25	Aa2	2,235,000	2,280,035
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series A, 6% 12/1/19	Aa3	2,000,000	2,085,500
Montgomery County Solid Waste Rev. 6% 11/1/05 (MBIA Insured)	Aaa	1,940,000	2,116,462
Newark Gen. Oblig. (Wtr. Sys. Impt. Proj.) 0% 12/1/07 (AMBAC Insured)	Aaa	455,000	352,893
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. 6.25% 11/15/04 (AMBAC Insured)	Aaa	1,000,000	1,087,080
Ohio Air Quality Dev. Auth. Rev.:
(Columbus & Southern Pwr. Co. Proj.) Series A, 6.375% 12/1/20 (FGIC Insured)	Aaa	3,000,000	3,167,400
(Dayton Pwr. & Lt. Co. Proj.) 6.1% 9/1/30	A3	4,000,000	4,008,560
Ohio Bldg. Auth.:
(Administration Bldg. Fund Prog.):
Series 1999 A, 5.25% 10/1/11	Aa2	2,155,000	2,264,711
Series A:
4.75% 10/1/17	Aa2	1,000,000	957,970
4.875% 10/1/10	Aa2	1,000,000	1,024,960
(Adult Correctional Proj.):
Series 1999 A, 5.5% 10/1/11	Aa2	3,325,000	3,553,760
Series 2001 A, 5.5% 10/1/09 (FSA Insured)	Aaa	10,550,000	11,362,243
Series A:
5.25% 10/1/17	Aa2	1,000,000	1,011,960
5.5% 10/1/12 (FSA Insured)	Aaa	1,000,000	1,060,630
5.75% 4/1/11	Aa2	2,865,000	3,121,246
(Ohio Ctr. for the Arts Proj.) Series A, 5.45% 10/1/07	Aa2	1,300,000	1,396,213
(Sports Facility Bldg. Proj.) Series 1999 A, 5.25% 10/1/12	Aa2	2,940,000	3,066,449
(State Correctional Facilities Proj.) Series A, 5.7% 10/1/04	Aa2	1,125,000	1,205,854
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Ohio Bldg. Auth.: - continued
(W. Green Bldg. Proj.) Series A, 4.75% 4/1/14	A2	$ 4,620,000	$ 4,538,134
Ohio Cap. Corp. for Hsg. Multi-family Rev. Series A, 7.5% 1/1/24	AAA	335,000	339,807
Ohio Gen. Oblig.:
(College Savings Prog.):
0% 8/1/09	Aa1	2,290,000	1,605,427
0% 8/1/10	Aa1	2,000,000	1,326,900
0% 8/1/14	Aa1	1,375,000	721,064
6.65% 8/1/05	Aa1	3,000,000	3,327,630
(Infrastructure Impt. Proj.) 6.65% 9/1/09	Aa1	1,000,000	1,130,550
(Mental Health Cap. Facilities Proj.) Series 2001 B, 5% 6/1/09	Aa2	1,925,000	2,004,753
(Parks & Recreation Cap. Facilities Proj.) Series 2001 IIA, 5.5% 12/1/13	Aa2	2,020,000	2,141,442
Ohio Higher Edl. Facilities Rev. (Case Western Reserve Univ. Proj.):
Series B, 6.5% 10/1/20	Aa2	2,250,000	2,637,900
Series C, 5.125% 10/1/17	Aa2	2,985,000	2,989,537
6% 10/1/14	Aa2	1,500,000	1,681,815
6% 10/1/22 (Pre-Refunded to 10/1/02 @ 102) (c)	Aa2	650,000	683,930
6.125% 10/1/15	Aa2	2,000,000	2,259,560
6.25% 10/1/16	Aa2	2,500,000	2,856,525
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series A, 6% 7/1/06	Aa2	1,375,000	1,506,629
(Denison Univ. Proj.):
5.3% 11/1/21	A1	3,775,000	3,771,867
5.5% 11/1/14	A1	1,000,000	1,052,920
(Oberlin College Proj.) 5% 10/1/29	AA	2,000,000	1,893,980
Ohio Hsg. Fin. Agcy. Mtg. Rev. (Residential Proj.):
Series B2, 5.375% 9/1/19 (b)	AAA	2,305,000	2,321,919
Series C, 4.9% 9/1/26 (b)	Aaa	1,000,000	1,005,640
Ohio Poll. Cont. Rev. (Standard Oil Co. Proj.) 6.75% 12/1/15	Aa2	3,100,000	3,662,061
Ohio Pub. Facilities Commission Rev. (Mental Health Cap. Facilities Proj.):
Series 2000 IIA, 5.375% 6/1/14	Aa2	2,200,000	2,292,026
Series IIB, 5.125% 6/1/11 (FSA Insured) (Pre-Refunded to 6/1/06 @ 100) (c)	Aaa	2,600,000	2,759,120
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Ohio Tpk. Commission Tpk. Rev.:
Series A:
5.5% 2/15/21 (FGIC Insured)	Aaa	$ 5,000,000	$ 5,235,850
5.6% 2/15/12 (MBIA Insured) (Pre-Refunded to 2/15/06 @ 102) (c)	Aaa	2,840,000	3,113,492
5.7% 2/15/13 (MBIA Insured) (Pre-Refunded to 2/15/06 @ 102) (c)	Aaa	2,660,000	2,926,266
6% 2/15/06 (FSA Insured)	Aaa	1,000,000	1,089,720
5.5% 2/15/26	Aa3	3,700,000	3,772,224
Ohio Univ. Gen. Receipts Series A, 5.8% 12/1/29	Aa2	3,300,000	3,453,483
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Wtr. Cont. Ln. Fund Prog.):
State Match Series, 6.5% 12/1/05 (MBIA Insured)	Aaa	2,735,000	3,038,503
5.625% 6/1/06 (MBIA Insured)	Aaa	1,035,000	1,107,347
Ohio Wtr. Dev. Auth. Rev.:
(Fresh Wtr. Proj.) Series B, 5.5% 6/1/16 (FSA Insured)	Aaa	1,560,000	1,658,888
(Pure Wtr. Proj.):
Series I, 6% 12/1/16 (AMBAC Insured) (Escrowed to Maturity) (c)	Aaa	1,685,000	1,851,967
5.5% 12/1/18 (AMBAC Insured)	Aaa	2,500,000	2,550,250
Ohio Wtr. Dev. Auth. Solid Waste Disp. Rev. (North Star BHP Steel/Cargill Proj.) 6.3% 9/1/20 (b)	A1	6,350,000	6,540,373
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. 5.25% 6/1/10	Aaa	3,090,000	3,264,492
Ottawa County San. Swr. Sys. Rev. (Danbury Proj.) 0% 10/1/06 (AMBAC Insured)	Aaa	1,445,000	1,194,668
Pickerington Local School District:
5.25% 12/1/20 (FGIC Insured)	Aaa	5,000,000	5,012,650
5.8% 12/1/09 (FGIC Insured)	Aaa	1,000,000	1,104,010
Plain Local School District 6% 12/1/25 (FGIC Insured)	Aaa	5,500,000	5,912,995
Portage County Hosp. Rev. (Robinson Memorial Hosp. Proj.) 6.5% 11/15/03 (MBIA Insured)	Aaa	1,080,000	1,157,944
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B:
6.375% 11/15/22	A-	1,500,000	1,536,915
6.375% 11/15/30	A-	1,000,000	1,018,220
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Scioto County Marine Term. Facilities Rev. (Norfolk Southern Corp. Proj.) 5.3% 8/15/13	Baa1	$ 3,000,000	$ 2,992,290
South-Western City School District Franklin & Pickway County Series A, 6.2% 12/1/06 (AMBAC Insured)	Aaa	1,000,000	1,054,050
Springboro Cmnty. City School District 0% 12/1/06 (AMBAC Insured)	Aaa	915,000	751,480
Summit County Gen. Oblig. 6% 12/1/21 (FGIC Insured)	Aaa	1,500,000	1,631,415
Swanton Local School District 5.25% 12/1/21 (FGIC Insured)	Aaa	3,415,000	3,418,996
Toledo Gen. Oblig.:
5.5% 12/1/08 (FGIC Insured)	Aaa	1,000,000	1,075,960
5.5% 12/1/09 (FGIC Insured)	Aaa	1,000,000	1,080,660
6.1% 12/1/14 (AMBAC Insured)	Aaa	1,750,000	1,908,393
7.625% 12/1/04 (AMBAC Insured)	Aaa	1,000,000	1,124,880
Univ. of Cincinnati Ctfs. of Prtn.:
5.5% 6/1/11 (MBIA Insured)	Aaa	1,045,000	1,114,900
5.5% 6/1/12 (MBIA Insured)	Aaa	1,315,000	1,396,030
5.5% 6/1/15 (MBIA Insured)	Aaa	1,000,000	1,037,940
Warren County Gen. Oblig.:
Swr. Impt. (P&G Co./Lower Miami Proj.) 5.5% 12/1/16	Aa2	1,455,000	1,485,060
6.1% 12/1/12	Aa2	500,000	553,060
6.65% 12/1/11	Aa2	500,000	564,840
Westerville City School District:
Series 2001, 5.5% 12/1/13 (MBIA Insured)	Aaa	1,250,000	1,319,813
5.5% 12/1/14 (MBIA Insured)	Aaa	1,430,000	1,498,797
Westlake City School District Series A, 6.15% 12/1/05	Aa3	1,060,000	1,169,477
			389,750,130
Puerto Rico - 1.6%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	1,000,000	1,036,250
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series A, 4.75% 7/1/38 (MBIA Insured)	Aaa	$ 1,750,000	$ 1,611,610
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (c)	Aaa	3,500,000	3,585,540
			6,233,400
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $381,591,621)	395,983,530
NET OTHER ASSETS - 0.8%	3,369,191
NET ASSETS - 100%	$ 399,352,721
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	91.3%	AAA, AA, A	84.2%
Baa	2.1%	BBB	4.2%
Ba	0.0%	BB	0.2%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.7%.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	50.3%
Education	9.0
Water & Sewer	8.4
Escrowed/Pre-Refunded	7.8
Health Care	6.6
Electric Utilities	5.7
Others* (individually less than 5%)	12.2
100.0%
* Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $87,889,436 and $67,181,552, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,670,931 and $2,553,756, respectively.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $381,378,176. Net unrealized appreciation aggregated $14,605,354, of which $15,995,594 related to appreciated investment securities and $1,390,240 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $977,000 of which $848,000 and $129,000 will expire on December 31, 2008 and 2009, respectively.

During the fiscal year ended December 31, 2001, 100% of the fund's income dividends was free from federal income tax, and 7.13% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $381,591,621) - See accompanying schedule		$ 395,983,530
Cash		108,733
Receivable for fund shares sold		655,083
Interest receivable		3,573,430
Other receivables		6,490
Total assets		400,327,266
Liabilities
Payable for fund shares redeemed	$ 329,870
Distributions payable	439,442
Accrued management fee	128,040
Other payables and accrued expenses	77,193
Total liabilities		974,545
Net Assets		$ 399,352,721
Net Assets consist of:
Paid in capital		$ 386,162,663
Undistributed net investment income		50,488
Accumulated undistributed net realized gain (loss) on investments		(1,252,339)
Net unrealized appreciation (depreciation) on investments		14,391,909
Net Assets, for 34,600,323 shares outstanding		$ 399,352,721
Net Asset Value, offering price and redemption price per share ($399,352,721 ÷ 34,600,323 shares)		$11.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Ohio Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001

Investment Income Interest		$ 20,396,921
Expenses
Management fee	$ 1,511,098
Transfer agent fees	316,993
Accounting fees and expenses	126,025
Non-interested trustees' compensation	1,700
Custodian fees and expenses	6,463
Registration fees	28,620
Audit	31,946
Legal	2,677
Miscellaneous	1,391
Total expenses before reductions	2,026,913
Expense reductions	(189,004)	1,837,909
Net investment income		18,559,012
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	253,088
Futures contracts	(117,175)	135,913
Change in net unrealized appreciation (depreciation) on investment securities		(490,835)
Net gain (loss)		(354,922)
Net increase (decrease) in net assets resulting from operations		$ 18,204,090

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Ohio Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 18,559,012	$ 17,673,915
Net realized gain (loss)	135,913	(1,095,002)
Change in net unrealized appreciation (depreciation)	(490,835)	22,927,354
Net increase (decrease) in net assets resulting from operations	18,204,090	39,506,267
Distributions to shareholders from net investment income	(18,490,652)	(17,700,231)
Share transactions Net proceeds from sales of shares	81,284,464	54,525,383
Reinvestment of distributions	13,010,002	12,141,443
Cost of shares redeemed	(75,721,218)	(60,394,239)
Net increase (decrease) in net assets resulting from share transactions	18,573,248	6,272,587
Redemption fees	14,127	-
Total increase (decrease) in net assets	18,300,813	28,078,623
Net Assets
Beginning of period	381,051,908	352,973,285
End of period (including undistributed net investment income of $50,488 and $6,609, respectively)	$ 399,352,721	$ 381,051,908
Other Information Shares
Sold	6,963,354	4,903,769
Issued in reinvestment of distributions	1,115,578	1,094,262
Redeemed	(6,504,487)	(5,482,947)
Net increase (decrease)	1,574,445	515,084

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.540	$ 10.860	$ 11.740	$ 11.720	$ 11.430
Income from Investment Operations Net investment income	.542 B, D	.552 B	.536	.538	.554
Net realized and unrealized gain (loss)	(.002) D	.681	(.857)	.125	.413
Total from investment operations	.540	1.233	(.321)	.663	.967
Less Distributions
From net investment income	(.540)	(.553)	(.536)	(.538)	(.554)
From net realized gain	-	-	(.011)	(.105)	(.105)
In excess of net realized gain	-	-	(.012)	-	(.018)
Total distributions	(.540)	(.553)	(.559)	(.643)	(.677)
Redemption fees added to paid in capital	.000	-	-	-	-
Net asset value, end of period	$ 11.540	$ 11.540	$ 10.860	$ 11.740	$ 11.720
Total Return C	4.73%	11.68%	(2.83)%	5.79%	8.74%
Ratios to Average Net Assets C
Expenses before expense reductions	.51%	.52%	.52%	.55%	.58%
Expenses net of voluntary waivers, if any	.51%	.52%	.52%	.55%	.56%
Expenses net of all reductions	.46%	.46%	.51%	.55%	.56%
Net investment income	4.64% D	4.99%	4.71%	4.58%	4.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399,353	$ 381,052	$ 352,973	$ 396,166	$ 388,907
Portfolio turnover rate	17%	28%	14%	19%	15%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income to average net assets would have been 4.62%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ohio Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® OH Municipal Money Market	2.52%	16.46%	33.63%
Ohio Tax-Free Money Market Funds Average	2.26%	15.67%	32.65%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Ohio tax-free money market funds average, which reflects the performance of Ohio tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 15 mutual funds.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity OH Municipal Money Market	2.52%	3.09%	2.94%
Ohio Tax-Free Money Market Funds Average	2.26%	2.95%	2.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Ohio Municipal Money Market Fund
Performance - continued

Yields

	12/31/01	10/1/01	7/2/01	4/2/01	1/1/01

Fidelity Ohio Municipal Money Market Fund	1.52%	1.98%	2.61%	3.37%	4.24%

Ohio Tax-Free Money Market Funds Average	1.16%	1.82%	2.39%	2.97%	3.91%

Ohio Municipal Money Market Tax-equivalent	2.54%	3.32%	4.36%	5.64%	7.12%

Portion of fund's income subject to state taxes	2.15%	4.80%	3.28%	2.12%	1.04%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Ohio tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 40.34%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to states taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. And there is no assurance that a money fund will maintain a $1 share price.

Annual Report

Fidelity Ohio Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Norm Lind, Portfolio Manager of Fidelity Ohio Municipal Money Market Fund

Q. Norm, what was the investment environment like during the 12 months that ended December 31, 2001?

A. Interest rates were on the decline as the Federal Reserve Board pursued an aggressive program of cutting short-term interest rates in an attempt to support growth in the U.S. economy. The Fed started 2001 by surprising the market with an unexpected cut in the rate banks charge each other for overnight loans - known as the fed funds target rate. By the end of August 2001, the Fed had cut the rate six more times, at which point market sentiment wavered between expectations of continued anemic growth on the one hand, and the possibility of an economic rebound on the other. The events of September 11 eliminated any thoughts of a quick recovery and, in November, the National Bureau of Economic Research announced what many had suspected all along - that the U.S. had been in a recession since March. The Fed reacted forcefully to reassure the markets in the days and months following September 11, lowering the target rate four more times through the end of 2001. When all was said and done, the Fed had cut the fed funds rate 11 times in 2001, bringing it from 6.50% at the beginning of the year to a 40-year low of 1.75% on December 31, 2001.

Q. How has the economic downturn affected the Ohio economy and municipal market?

A. The Ohio economy continued to weaken along with the national economy. There has been an increase in school bond issuance and note issuance at the town and county levels, but municipalities struggled to meet funding needs that previously had been well-supported by healthy tax revenues in better economic times. With this added pressure, we'll be paying even more attention to credit quality. In addition, we've tended to try to invest in securities paid for with predictable revenue streams, such as water utility bonds. Conversely, we've looked more cautiously at general obligation securities. These securities are more sensitive to changes in the economy because they are funded by sales and income taxes.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, I looked to invest in longer-term maturities, trying to lengthen the average maturity of the fund. By doing so, I could lock in higher rates as yields fell. From time to time, however, several influences made it difficult for me to extend the fund's average maturity. First, the significant amount of new assets that came into the fund from time to time by nature shortened its average maturity. Second, constrained issuance in the Ohio market earlier in the year - combined with strong demand - dampened longer-term yields. In the summer and fall, the money market yield curve flattened, meaning investors were not well-compensated for investing in longer-term securities. That situation changed somewhat in December, when the yield curve steepened and longer-term issues offered more attractive relative yields.

Annual Report

Fidelity Ohio Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2001, was 1.52%, compared to 4.22% 12 months ago. The more recent seven-day yield was the equivalent of a 2.54% taxable rate of return for Ohio investors in the 40.34% combined state and federal income tax bracket. The fund's returns reflect that a portion of the fund's income was subject to state taxes. Through December 31, 2001, the fund's 12-month total return was 2.52%, compared to 2.26% for the Ohio tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Norm?

A. The Fed remains vigilant about bringing economic growth back to healthy levels. To that end, the Fed may ease rates one more time or allow them to remain the same. The Fed's ability to be aggressive has diminished since they've already brought rates so low. Some in the market anticipate that growth may rebound to such an extent that the Fed would have to raise rates to harness the economy and keep inflation in check. It's possible that we could see a pick-up in growth in the second or third quarter of 2002. However, the Fed historically has waited six to 12 months after its last rate cut to reverse direction and start tightening monetary policy. I believe that rates should be relatively stable for the next six months, perhaps running a bit higher. In response, I intend to maintain a neutral stance with the fund, looking for signs that the economy is moving one way or the other before I make any significant changes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current tax-free income while maintaining a stable $1 share price by investing in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Ohio individual income tax

Fund number: 419

Trading symbol: FOMXX

Start date: August 29, 1989

Size: as of December 31, 2001, more than $622 million

Manager: Norm Lind, since 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Fidelity Ohio Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 12/31/01	% of fund's investments 6/30/01	% of fund's investments 12/31/00
0 - 30	76.3	70.7	73.5
31 - 90	3.1	8.9	4.8
91 - 180	10.1	3.6	7.6
181 - 397	10.5	16.8	14.1
Weighted Average Maturity
	12/31/01	6/30/01	12/31/00
Fidelity Ohio Municipal Money Market Fund	49 Days	64 Days	52 Days
Ohio Tax-Free Money Market Funds Average *	48 Days	55 Days	56 Days
Asset Allocation (% of fund's net assets)
As of December 31, 2001	As of June 30, 2001
Variable Rate Demand Notes (VRDNs) 69.7%	Variable Rate Demand Notes (VRDNs) 65.2%
Commercial Paper (including CP Mode) 0.3%	Commercial Paper (including CP Mode) 0.8%
Tender Bonds 2.5%	Tender Bonds 2.7%
Municipal Notes 20.6%	Municipal Notes 29.1%
Other Investments 5.1%	Other Investments 3.4%
Net Other Assets 1.8%	Net Other Assets** (1.2)%

** Net Other Assets are not included in the pie chart.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Ohio Municipal Money Market Fund

Investments December 31, 2001

Showing Percentage of Net Assets

Municipal Securities - 98.2%
	Principal Amount	Value (Note 1)
Ohio - 97.8%
Akron Gen. Oblig. Bonds 3% 12/1/02 (MBIA Insured)	$ 1,000,000	$ 1,007,916
American Muni. Pwr. BAN 2.75% 8/22/02	2,945,000	2,945,000
Ashland Gen. Oblig. BAN 3% 7/11/02	3,240,000	3,245,780
Ashtabula County Indl. Dev. Rev.:
(Plasticolors, Inc. Proj.) Series 1996 A, 2%, LOC Key Bank Nat'l. Assoc., VRDN (a)(d)	2,100,000	2,100,000
(Zehro Plastics, Inc. Proj.) Series 1999, 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	4,800,000	4,800,000
Bay Village Gen. Oblig. BAN 3.25% 6/28/02	3,500,000	3,507,800
Beachwood Gen. Oblig. BAN 2.25% 8/28/02	4,000,000	4,013,219
Bedford Gen. Oblig. BAN 2.5% 6/28/02	1,250,000	1,253,320
Bedford Heights Indl. Dev. Rev. (Olympic Steel Proj.) Series 1989, 1.95%, LOC Nat'l. City Bank, VRDN (a)(d)	550,000	550,000
Blue Ash Gen. Oblig. BAN 2.15% 11/20/02	4,500,000	4,510,934
Bowling Green Gen. Oblig. BAN 3.25% 6/13/02	4,755,000	4,764,901
Brecksville Gen. Oblig. BAN 3.2% 5/30/02	1,000,000	1,001,070
Butler County School District BAN 2.23% 9/25/02	1,090,000	1,092,586
Cambridge Hosp. Facilities Rev. Bonds (Southeastern Reg'l. Med. Ctr. Proj.) 1.9%, tender 1/2/02, LOC Nat'l. City Bank (a)	6,130,000	6,130,000
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series 1998 A1, 1.7% (Liquidity Facility Student Ln. Marketing Assoc.), VRDN (a)(d)	1,000,000	1,000,000
Clark County Gen. Oblig. BAN Series 2001 E, 3.2% 6/18/02	875,000	876,253
Clark County Health Care Facilities Rev. (Ohio Masonic Home Proj.) 1.76% (AMBAC Insured), VRDN (a)	5,700,000	5,700,000
Clermont County Indl. Dev. Rev. (American Micro Products Proj.) 2%, LOC Firstar Bank NA, VRDN (a)(d)	3,400,000	3,400,000
Cleveland Heights & Univ. Heights County School District BAN 2.5% 7/10/02	1,500,000	1,506,199
Cleveland Wtrwks. Rev.:
Bonds Series F, 6.5% 1/1/21 (AMBAC Insured) (Pre-Refunded to 1/1/02 @ 102) (e)	8,565,000	8,736,300
Participating VRDN Series Merlots 01 A24, 1.71% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(f)	4,020,000	4,020,000
Cuyahoga County Civic Facilities Rev. (Fairfax Dev. Corp. Proj.) 1.85%, LOC Key Bank Nat'l. Assoc., VRDN (a)	4,850,000	4,850,000
Cuyahoga County Econ. Dev. Rev. (Cleveland Orchestra Proj.) Series 1998, 1.9%, LOC Bank of America NA, VRDN (a)	2,600,000	2,600,000
Cuyahoga County Health Care Facilities Rev. (Althenheim Proj.) 1.76%, LOC Firstar Bank NA, VRDN (a)	7,190,000	7,190,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Cuyahoga County Hosp. Rev. (Cleveland Clinic Foundation Prog.):
Series 1997 D, 1.9% (Liquidity Facility Bank of America NA), VRDN (a)	$ 10,760,000	$ 10,760,000
Series 1998 A, 1.65% (Liquidity Facility J.P. Morgan Chase Bank), VRDN (a)	11,900,000	11,900,000
Cuyahoga County Indl. Dev. Rev.:
(Marine Mechanical Corp. Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	4,300,000	4,300,000
(Progressive Plastics, Inc. Proj.) 1.95%, LOC Bank One NA, VRDN (a)(d)	1,815,000	1,815,000
(Pubco Corp. Proj.) Series 2001, 2%, LOC Nat'l. City Bank, VRDN (a)(d)	3,500,000	3,500,000
(The Great Lakes Brewing Co. Proj.) Series 1997, 1.81%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(d)	4,995,000	4,995,000
Dayton Gen. Oblig. BAN 2.7% 5/30/02	1,900,000	1,901,141
Delaware County Health Care Facilities (Willow Brook Christian Cmnty. Proj.) Series 1999, 1.76%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	4,170,000	4,170,000
Dublin City School District BAN 2.12% 11/14/02	3,000,000	3,005,602
Erie County Multi-family Hsg. Rev. (Providence Residential Comnty. Corp. Proj.) Series 1999 A, 1.76%, LOC Bank One NA, VRDN (a)	10,600,000	10,600,000
Fairfield County Gen. Oblig. BAN:
3.1% 7/9/02	3,000,000	3,006,807
3.65% 1/25/02	3,500,000	3,500,732
Franklin County Econ. Dev. Rev. (Hopkins Printing, Inc. Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	2,440,000	2,440,000
Franklin County Indl. Dev. Rev. (Inland Products, Inc. Proj.) 2%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	200,000	200,000
Franklin County Multi-family Rev.:
Bonds (Agler Green Proj.) 1.95% 5/15/02 (d)	3,000,000	3,000,000
(Golf Pointe Apts. Proj.) Series 2000 A, 1.7%, LOC Lasalle Bank NA, VRDN (a)(d)	6,800,000	6,800,000
Franklin Multi-family Rev. Bonds (260 East Naghten Street Proj.) 3.05%, tender 8/1/02, LOC Fifth Third Bank, Cincinnati (a)(d)	4,600,000	4,600,000
Geauga County Gen. Oblig. BAN 3.75% 3/8/02	1,600,000	1,600,836
Geauga County Health Care Facilities Rev.:
(Heather Hill Lifecare Proj.) 1.71%, LOC Bank One NA, VRDN (a)	10,175,000	10,175,000
(Montefiore Hsg. Corp. Proj.) Series 2001, 1.85%, LOC Key Bank Nat'l. Assoc., VRDN (a)	6,000,000	6,000,000
Granville Exempted Village School District BAN 3.6% 5/2/02	2,500,000	2,504,014
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Hamilton County Econ. Dev. Rev. (Contemporary Arts Ctr. Proj.) 1.73%, LOC Fifth Third Bank, Cincinnati, VRDN (a)	$ 4,300,000	$ 4,300,000
Hamilton County Indl. Dev. Rev. (Metro Containers, Inc. Proj.) 1.95%, LOC Bank One NA, VRDN (a)(d)	830,000	830,000
Hilliard Gen. Oblig. BAN 3.76% 1/25/02	2,900,000	2,900,849
Kent State Univ. Revs. Series 2001, 1.75% (MBIA Insured), VRDN (a)	5,000,000	5,000,000
Kettering Indl. Dev. Rev. (Millat Industries Corp. Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	4,035,000	4,035,000
Lake County Gen. Oblig. BAN 2.75% 10/2/02	1,225,000	1,229,037
Lake County Indl. Dev. Rev.:
(American Bus. Co. Proj.) 1.81%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(d)	1,175,000	1,175,000
(Norshar Co. Proj.) 1.95%, LOC Bank One NA, VRDN (a)(d)	3,195,000	3,195,000
Lakewood Gen. Oblig. BAN 3.5% 5/24/02	1,350,000	1,352,047
Lebanon City School District BAN 3.03% 3/5/02	5,400,000	5,402,555
Lebanon Gen. Oblig. BAN:
3.15% 5/23/02	1,200,000	1,200,000
3.21% 5/23/02	1,290,000	1,291,365
Lima Gen. Oblig. BAN 2.98% 8/8/02	1,020,000	1,021,071
Logan County Gen. Oblig. BAN 2.37% 11/13/02	2,985,000	2,989,781
Lucas County Multi-family Rev.:
(Beacon Place/Cubbon Proj.) 1.83%, LOC Firstar Bank NA, VRDN (a)	3,035,000	3,035,000
(Lakewoods Proj.) 2%, LOC Key Bank Nat'l. Assoc., VRDN (a)(d)	4,000,000	4,000,000
Mad River Local School District BAN 2.43% 6/20/02	3,150,000	3,160,924
Mason City School District BAN Series A, 3.58% 2/14/02	5,650,000	5,651,974
Medina County Indl. Dev. Rev.:
(Firedex, Inc. Proj.) Series 1997, 2%, LOC Key Bank Nat'l. Assoc., VRDN (a)(d)	995,000	995,000
(Rembond Proj.) Series 1996, 1.95%, LOC Firstar Bank NA, VRDN (a)(d)	2,385,000	2,385,000
Miamisburg Gen. Oblig. BAN 3% 6/27/02	1,320,000	1,322,057
Montgomery County Health Care Rev. (Eastway Corp. & Property Resource Proj.) Series 1997, 1.81%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(d)	2,820,000	2,820,000
Montgomery County Multi-family Hsg. Dev. Rev. (Pedcor Invts.-Lyons Gate Proj.) 1.9%, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(d)	4,421,000	4,421,000
North Baltimore Local School District BAN 4% 4/11/02	1,730,000	1,732,747
North Ridgeville Gen. Oblig. BAN 3.3% 5/9/02	2,000,000	2,001,424
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Air Quality Dev. Auth. Rev.:
Participating VRDN Series PA 769R, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	$ 4,180,000	$ 4,180,000
(Cincinnati Gas & Elec. Co. Proj.) Series 1985 B, 1.9%, LOC J.P. Morgan Chase Bank, VRDN (a)	2,370,000	2,370,000
(Ohio Edison Co. Proj.) Series 2000 C, 1.9%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	19,670,000	19,669,998
(Toledo Edison Co. Proj.) Series 2000 A, 1.9%, LOC Barclays Bank PLC, VRDN (a)	2,000,000	2,000,000
Ohio Bldg. Auth. Participating VRDN Series PA 871R, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	3,500,000	3,500,000
Ohio Higher Edl. Facility Commission Rev.:
Participating VRDN Series MSDW 98 116, 1.69% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(f)	8,020,000	8,020,000
(Pooled Fing. Prog.) Series 1996, 1.8%, LOC Fifth Third Bank, Cincinnati, VRDN (a)	2,500,000	2,500,000
Ohio Hsg. Fin. Agcy. Mtg. Rev.:
Bonds:
Series B, 3.4% 3/1/02 (d)	5,000,000	5,000,000
Series E, 2.75% 8/15/02 (d)	5,400,000	5,400,000
Participating VRDN:
Series BA 00 Q, 1.76% (Liquidity Facility Bank of America NA) (a)(d)(f)	2,625,000	2,625,000
Series BA 01 I, 1.73% (Liquidity Facility Bank of America NA) (a)(d)(f)	5,600,000	5,600,000
Series BA 98 B, 1.76% (Liquidity Facility Bank of America NA) (a)(d)(f)	14,695,000	14,695,000
Series BA 98 Q, 1.76% (Liquidity Facility Bank of America NA) (a)(d)(f)	4,600,000	4,600,000
Series BA 99 Q, 1.76% (Liquidity Facility Bank of America NA) (a)(d)(f)	17,075,000	17,075,000
Series FRRI 25, 1.9% (Liquidity Facility Bank of New York NA) (a)(d)(f)	3,100,000	3,100,000
Series Merlots 00 A1, 1.71% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	4,505,000	4,505,000
Series Merlots 00 AA, 1.76% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	6,910,000	6,910,000
Series Merlots 01 A78, 1.76% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(f)	4,600,000	4,600,000
Series PA 806, 1.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	8,540,000	8,540,000
Series PA 93, 1.81% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	629,000	629,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Hsg. Fin. Agcy. Mtg. Rev.: - continued
Participating VRDN:
Series PT 122, 1.81% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(f)	$ 2,225,000	$ 2,225,000
Series PT 1334, 1.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	5,175,000	5,175,000
Series PT 228, 1.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	6,400,000	6,400,000
Series PT 241, 1.76% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(f)	11,390,000	11,390,000
Series PT 282, 1.76% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(f)	4,280,000	4,280,000
Series PT 567, 1.76% (Liquidity Facility Banco Santander Central Hispano SA) (a)(d)(f)	4,645,000	4,645,000
Series PT 582, 1.76% (Liquidity Facility Svenska Handelsbanken AB) (a)(d)(f)	5,500,000	5,500,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev.:
(Club at Spring Valley Apts. Proj.) Series 1996 A, 2.15%, LOC Key Bank Nat'l. Assoc., VRDN (a)(d)	4,100,000	4,100,000
(Pedcor Invt. Willowlake Apts. Proj.):
Series A, 1.75%, LOC Bank One NA, VRDN (a)(d)	3,160,000	3,160,000
Series B, 1.85%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(d)	495,000	495,000
Series C, 1.85%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(d)	625,000	625,000
Series D, 1.85%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(d)	625,000	625,000
Ohio Indl. Dev. Rev.:
(Carpenter/Clapp & Haney Tool Co. Proj.) Series 1987 P, 1.9%, LOC Bank One NA, VRDN (a)(d)	105,000	105,000
(Dramex Int'l., Inc. Proj.):
Series 1988 I, 1.9%, LOC Bank One NA, Chicago, VRDN (a)(d)	500,000	500,000
Series 1988 II, 1.9%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	200,000	200,000
(K&S Realty Proj.) Series 1989 I, 1.9%, LOC Nat'l. City Bank, VRDN (a)(d)	165,000	165,000
(K&S Realty/Starr Fabricating, Inc. Proj.) Series 1989 III, 1.9%, LOC Nat'l. City Bank, VRDN (a)(d)	180,000	180,000
(Kaufmans Bakery Co. Proj.) Series 1987 K, 1.9%, LOC Bank One NA, VRDN (a)(d)	205,000	205,000
(Midwest Acoust-A-Fiber, Inc. Proj.) Series 1989 I, 1.9%, LOC Nat'l. City Bank, VRDN (a)(d)	210,000	210,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Indl. Dev. Rev.: - continued
(Morrow Macke Realty Proj.) Series 1988 C, 1.9%, LOC Bank One NA, Chicago, VRDN (a)(d)	$ 160,000	$ 160,000
(Plasticos Co. Proj.) Series 1989 IIIA, 1.9%, LOC Nat'l. City Bank, VRDN (a)(d)	170,000	170,000
(Standby Screw & Machine Proj.) Series 1991 IA, 1.9%, LOC Nat'l. City Bank, VRDN (a)(d)	360,000	360,000
Ohio Poll. Cont. Rev. (Gen. Motors Corp. Proj.) Series 1985, 2.6%, VRDN (a)	4,350,000	4,350,000
Ohio Rev. Bonds (Major New State Infrastructure Proj.) Series 1, 3.5% 6/15/02	5,400,000	5,433,728
Ohio Solid Waste Rev.:
(BP Exploration & Oil, Inc. Proj.):
Series 1999, 2% (BP PLC Guaranteed), VRDN (a)(d)	4,000,000	4,000,000
Series 2000, 2% (BP PLC Guaranteed), VRDN (a)(d)	5,000,000	5,000,000
(Republic Svcs., Inc. Proj.) Series 2001, 1.85%, LOC Bank One Corp., VRDN (a)(d)	5,400,000	5,400,000
Ohio Univ. Gen. Receipts Series C, 1.7% 1/4/02, CP	2,000,000	2,000,000
Ohio Univ. Gen. Receipts Athens BAN:
Series 2001, 3.71% 1/25/02	5,000,000	5,000,983
3.68% 3/28/02	1,200,000	1,200,902
Ohio Wtr. Dev. Auth. (Waste Mgmt. Proj.) Series B, 2.2%, LOC Fleet Bank NA, VRDN (a)(d)	4,700,000	4,700,000
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Philip Morris Co., Inc. Proj.) 1.85%, VRDN (a)	12,000,000	12,000,000
Ohio Wtr. Dev. Auth. Rev. Bonds (Premcor Refining Group Proj.) 2%, tender 12/1/02, LOC Fleet Nat'l. Bank (a)(d)	5,000,000	5,000,000
Ohio Wtr. Dev. Auth. Solid Waste Disp. Rev. (American Steel & Wire Corp. Proj.) 1.75%, LOC Bank of America NA, VRDN (a)(d)	9,100,000	9,100,000
Perrysburg Gen. Oblig. BAN:
2.65% 11/14/02	3,570,000	3,583,649
2.65% 11/14/02	2,780,000	2,790,628
3.25% 8/15/02	3,600,000	3,610,841
Port Auth. for Columbiana County (Polar Minerals, Inc. Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	4,265,000	4,265,000
Portage County Indl. Dev. Rev. (Mantaline Corp. Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	4,245,000	4,245,000
Richland County Indl. Dev. Rev.:
(Carton Svc., Inc. Proj.) Series 1996, 2%, LOC Nat'l. City Bank, VRDN (a)(d)	110,000	110,000
(Sabin Robbins Paper Co. Proj.) Series 1997, 1.83%, LOC Fifth Third Bank, Cincinnati, VRDN (a)(d)	2,300,000	2,300,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Rickenbacker Port Auth. Indl. Dev. (Micro Industries Corp. Proj.) Series 2000, 1.95%, LOC Bank One NA, VRDN (a)(d)	$ 3,085,000	$ 3,085,000
Salem City Hosp. Facilities Rev. Series 2000, 1.8%, LOC PNC Bank NA, Pittsburgh, VRDN (a)	3,000,000	3,000,000
Seven Hills Gen. Oblig. BAN 3.4% 5/2/02	3,000,000	3,002,982
Shaker Heights Gen. Oblig. BAN 3.4% 5/23/02	3,775,000	3,780,846
Solon Gen. Oblig. BAN 3.25% 5/24/02	1,150,000	1,150,960
Solon Indl. Dev. Rev. (Custom Graphic, Inc. Proj.) Series 1999, 1.95%, LOC Bank One NA, VRDN (a)(d)	3,860,000	3,860,000
South-Western City School District Franklin & Pickway County BAN 3.25% 5/16/02	1,375,000	1,378,499
Springboro Gen. Oblig. BAN 3.3% 5/30/02	1,620,000	1,621,605
Springdale Gen. Oblig. BAN 2.53% 9/20/02	2,500,000	2,502,627
Stark County Indl. Dev. Rev.:
(H-P Products, Inc. Proj.) 2%, LOC Key Bank Nat'l. Assoc., VRDN (a)(d)	2,900,000	2,900,000
(Kidd Dev. Proj.) 1.95%, LOC Bank One NA, VRDN (a)(d)	3,395,000	3,395,000
Stow Gen. Oblig. BAN 3.25% 8/23/02	2,100,000	2,107,203
Summit County Gen. Oblig. BAN 3.5% 5/30/02	4,200,000	4,209,156
Summit County Indl. Dev. Rev.:
(Commercial Alloys Corp. Proj.):
2%, LOC Nat'l. City Bank, VRDN (a)(d)	3,460,000	3,460,000
2%, LOC Nat'l. City Bank, VRDN (a)(d)	2,300,000	2,300,000
(Kaiser Dev. Proj.) 1.95%, LOC Bank One NA, VRDN (a)(d)	745,000	745,000
(Keltec, Inc. Proj.) Series 1987, 1.95%, LOC Bank One NA, VRDN (a)(d)	240,000	240,000
(Mannix Co. Proj.) Series 1987, 1.95%, LOC Bank One NA, VRDN (a)(d)	1,310,000	1,310,000
(Sigma Properties Proj.) Series 2000 B, 2%, LOC Nat'l. City Bank, VRDN (a)(d)	2,400,000	2,400,000
(Summit Plastic Co. Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	1,845,000	1,845,000
(Triumph Hldgs. Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	1,600,000	1,600,000
Toledo-Lucas County Port Auth. Rev. (P&G Industries Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	2,995,000	2,995,000
Trumbull County Indl. Dev. Rev. (McDonald Steel Corp. Proj.) Series 1990, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	1,100,000	1,100,000
Union County Gen. Oblig. BAN 3.18% 6/13/02	3,000,000	3,003,641
Univ. of Toledo Gen. Receipts Participating VRDN Series SGA 125, 1.68% (Liquidity Facility Societe Generale) (a)(f)	8,455,000	8,455,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Van Wert County Indl. Dev. Rev. (Toledo Molding & Die, Inc. Proj.) Series 1994, 1.95%, LOC Fifth Third Bank, Cincinnati, VRDN (a)(d)	$ 1,365,000	$ 1,365,000
Warren County Health Care Facilities Rev. (Otterbein Homes Proj.) Series 1998 B, 1.9%, LOC Fifth Third Bank, Cincinnati, VRDN (a)	5,500,000	5,500,000
Wayne County Gen. Oblig. BAN 3% 7/11/02	4,900,000	4,908,718
West Chester Township Gen. Oblig. BAN Series I, 3.73% 4/9/02	2,500,000	2,503,446
Wood County Gen. Oblig. BAN 2.2% 4/15/02	4,950,000	4,956,341
Wood County Indl. Dev. Rev.:
(CMC Group Proj.) Series 2001, 2%, LOC Nat'l. City Bank, VRDN (a)(d)	2,600,000	2,600,000
(Dowa THT America, Inc. Proj.) Series 1999, 1.8%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,800,000	3,800,000
(TL Industries & AMPP, Inc. Proj.) 2%, LOC Nat'l. City Bank, VRDN (a)(d)	365,000	365,000
Zanesville-Muskingum Port Auth. Indl. Dev. Rev. (Almana II LLC Proj.) Series 2000, 1.81%, LOC Bank One NA, VRDN (a)(d)	8,000,000	8,000,000
		608,952,994
	Shares
Other - 0.4%
Fidelity® Municipal Cash Central Fund, 1.85% (b)(c)	2,668,000	2,668,000
TOTAL INVESTMENT PORTFOLIO - 98.2%		611,620,994
NET OTHER ASSETS - 1.8%		10,980,925
NET ASSETS - 100%		$ 622,601,919
Total Cost for Income Tax Purposes $ 611,620,994
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity® Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information

At December 31, 2001, the fund had a capital loss carryforward of approximately $74,000 of which $40,000, $6,000, $20,000 and $8,000 will expire on December 31, 2004, 2005, 2007 and 2008, respectively.

During the fiscal year ended December 31, 2001, 100% of the fund's income dividends was free from federal income tax, and 49.71% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 611,620,994
Cash		779,097
Receivable for fund shares sold		14,308,215
Interest receivable		3,686,132
Other receivables		18,448
Total assets		630,412,886
Liabilities
Payable for fund shares redeemed	$ 7,501,458
Distributions payable	17,506
Accrued management fee	186,702
Other payables and accrued expenses	105,301
Total liabilities		7,810,967
Net Assets		$ 622,601,919
Net Assets consist of:
Paid in capital		$ 622,675,434
Accumulated undistributed net realized gain (loss) on investments		(73,515)
Net Assets, for 622,675,521 shares outstanding		$ 622,601,919
Net Asset Value, offering price and redemption price per share ($622,601,919 ÷ 622,675,521 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ohio Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 15,971,428
Expenses
Management fee	$ 2,024,439
Transfer agent fees	678,682
Accounting fees and expenses	103,066
Non-interested trustees' compensation	1,863
Custodian fees and expenses	9,958
Registration fees	33,642
Audit	24,779
Legal	5,819
Miscellaneous	50,365
Total expenses before reductions	2,932,613
Expense reductions	(195,033)	2,737,580
Net investment income		13,233,848
Net Realized Gain (Loss) on Investments		11,562
Net increase (decrease) in net assets resulting from operations		$ 13,245,410

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ohio Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 13,233,848	$ 17,390,862
Net realized gain (loss)	11,562	(8,406)
Net increase (decrease) in net assets resulting from operations	13,245,410	17,382,456
Distributions to shareholders from net investment income	(13,233,848)	(17,390,862)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,177,365,394	1,338,533,818
Reinvestment of distributions	12,839,151	16,792,368
Cost of shares redeemed	(1,083,632,406)	(1,329,270,358)
Net increase (decrease) in net assets and shares resulting from share transactions	106,572,139	26,055,828
Total increase (decrease) in net assets	106,583,701	26,047,422
Net Assets
Beginning of period	516,018,218	489,970,796
End of period	$ 622,601,919	$ 516,018,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.025	.036	.028	.030	.032
Less Distributions
From net investment income	(.025)	(.036)	(.028)	(.030)	(.032)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	2.52%	3.71%	2.86%	3.09%	3.29%
Ratios to Average Net Assets B
Expenses before expense reductions	.55%	.56%	.57%	.58%	.59%
Expenses net of voluntary waivers, if any	.55%	.56%	.57%	.58%	.59%
Expenses net of all reductions	.51%	.55%	.56%	.57%	.59%
Net investment income	2.47%	3.64%	2.83%	3.05%	3.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 622,602	$ 516,018	$ 489,971	$ 400,737	$ 364,472

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Spartan Ohio Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Ohio. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. There were no significant book-to-tax differences.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $157,080 increase to the cost of securities held a corresponding increase to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $71,369; decrease net unrealized appreciation/depreciation by $68,578; and decrease net realized gain (loss) by $2,791. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, was as follows:

	Individual Rate	Group Rate	Total
Spartan Ohio Municipal Income	.25%	.13%	.38%
Fidelity Ohio Municipal Money Market	.25%	.13%	.38%

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the funds. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan Ohio Municipal Income	.08%
Fidelity Ohio Municipal Money Market	.13%

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Ohio Municipal Money Market	$ 173,592

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

5. Expense Reductions.

Through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction
Spartan Ohio Municipal Income	$ 6,463	$ 172,518	$ 10,023
Fidelity Ohio Municipal Money Market	9,958	185,075	0

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Ohio Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Municipal Trust and Fidelity Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984 or 1991

Trustee of Municipal Trust (1984) and Municipal Trust II (1991). President of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Ohio Municipal Money Market (2001) and Spartan Ohio Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1991

Trustee of Municipal Trust (1990) and Municipal Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987 or 1991

Trustee of Municipal Trust (1987) and Municipal Trust II (1991). Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001 or 2002

Trustee of Municipal Trust II (2001) and Municipal Trust (2002). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of Ohio Municipal Money Market (2000) and Spartan Ohio Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (46)

Year of Election or Appointment: 1997

Vice President of Ohio Municipal Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

David L. Murphy (54)

Year of Election or Appointment: 2001

Vice President of Spartan Ohio Municipal Income. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Norman U. Lind (45)
Year of Election or Appointment: 2000 Vice President of Ohio Municipal Money Market and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.
George A. Fischer (40)

Year of Election or Appointment: 1997

Vice President of Spartan Ohio Municipal Income and other funds advised by FMR. Prior to his current responsibilities, Mr. Fisher managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Ohio Municipal Money Market and Spartan Ohio Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)

Year of Election or Appointment: 1986 or 1991

Assistant Treasurer of Ohio Municipal Money Market (1991) and Spartan Ohio Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1996 or 1997

Assistant Treasurer of Ohio Municipal Money Market (1996) and Spartan Ohio Municipal Income (1997). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on Wednesday, January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,932,502,911.07	90.974
Against	169,197,678.81	3.914
Abstain	220,972,115.08	5.112
TOTAL	4,322,672,704.96	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,845,680,509.09	88.965
Against	254,580,958.80	5.890
Abstain	222,411,237.07	5.145
TOTAL	4,322,672,704.96	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	4,274,708,872.72	96.893
Withheld	137,061,493.53	3.107
TOTAL	4,411,770,366.25	100.000
Ralph F. Cox
Affirmative	4,269,909,134.25	96.784
Withheld	141,861,232.00	3.216
TOTAL	4,411,770,366.25	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	4,261,877,601.01	96.602
Withheld	149,892,765.24	3.398
TOTAL	4,411,770,366.25	100.000
Robert M. Gates
Affirmative	4,269,095,495.55	96.766
Withheld	142,674,870.70	3.234
TOTAL	4,411,770,366.25	100.000
Abigail P. Johnson
Affirmative	4,266,118,108.24	96.699
Withheld	145,652,258.01	3.301
TOTAL	4,411,770,366.25	100.000
Edward C. Johnson 3d
Affirmative	4,265,918,543.86	96.694
Withheld	145,851,822.39	3.306
TOTAL	4,411,770,366.25	100.000
Donald J. Kirk
Affirmative	4,272,354,505.17	96.840
Withheld	139,415,861.08	3.160
TOTAL	4,411,770,366.25	100.000
Marie L. Knowles
Affirmative	4,274,519,144.10	96.889
Withheld	137,251,222.15	3.111
TOTAL	4,411,770,366.25	100.000
Ned C. Lautenbach
Affirmative	4,274,356,008.52	96.885
Withheld	137,414,357.73	3.115
TOTAL	4,411,770,366.25	100.000
Peter S. Lynch
Affirmative	4,276,202,758.73	96.927
Withheld	135,567,607.52	3.073
TOTAL	4,411,770,366.25	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	4,271,679,778.66	96.825
Withheld	140,090,587.59	3.175
TOTAL	4,411,770,366.25	100.000
William O. McCoy
Affirmative	4,272,095,182.20	96.834
Withheld	139,675,184.05	3.166
TOTAL	4,411,770,366.25	100.000
William S. Stavropoulos
Affirmative	4,269,213,687.02	96.769
Withheld	142,556,679.23	3.231
TOTAL	4,411,770,366.25	100.000
PROPOSAL 5
To eliminate fundamental investment policies of Spartan Ohio Municipal Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	204,350,401.17	81.241
Against	28,841,956.33	11.466
Abstain	18,343,855.21	7.293
TOTAL	251,536,212.71	100.000
PROPOSAL 8
To amend Spartan Ohio Municipal Income Fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	207,172,439.36	82.363
Against	25,317,607.62	10.065
Abstain	19,046,165.73	7.572
TOTAL	251,536,212.71	100.000
PROPOSAL 9
To amend Spartan Ohio Municipal Income Fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	205,143,988.69	81.556
Against	27,682,325.62	11.006
Abstain	18,709,898.40	7.438
TOTAL	251,536,212.71	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

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Annual Report

Annual Report

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Spartan®

Pennsylvania Municipal
Income Fund

and

Fidelity®
Pennsylvania Municipal
Money Market Fund

(formerly Spartan Pennsylvania
Municipal Money Market Fund)

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Pennsylvania Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Pennsylvania Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Pennsylvania Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as measured by the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan® PA Municipal Income	4.97%	30.62%	87.12%
LB Pennsylvania Municipal Bond	5.35%	32.60%	n/a*
Pennsylvania Municipal Debt Funds Average	4.53%	25.85%	78.14%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Pennsylvania Municipal Bond Index - a market value-weighted index of Pennsylvania investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Pennsylvania municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 62 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan PA Municipal Income	4.97%	5.49%	6.47%
LB Pennsylvania Municipal Bond	5.35%	5.81%	n/a*
Pennsylvania Municipal Debt Funds Average	4.53%	4.70%	5.94%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Pennsylvania Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Pennsylvania Municipal Income Fund on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,712 - an 87.12% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,002 - a 90.02% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan Pennsylvania Municipal Income Fund
Performance - continued

Total Return Components

	Years ended December 31,
	2001	2000	1999	1998	1997
Dividend returns	4.67%	5.22%	4.37%	4.55%	4.99%
Capital returns	0.30%	5.77%	-6.53%	1.22%	3.35%
Total returns	4.97%	10.99%	-2.16%	5.77%	8.34%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.13¢	24.58¢	49.26¢
Annualized dividend rate	4.56%	4.50%	4.57%
30-day annualized yield	4.10%	-	-
30-day annualized tax-equivalent yield	6.54%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.67 over the past one month, $10.84 over the past six months and $10.77 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 37.31% combined effective federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Pennsylvania Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

An unprecedented number of interest rate reductions had both positive and negative implications for the municipal bond market in 2001. Overall, the Federal Reserve Board slashed the fed funds rate 11 times during the past 12 months, lowering it from 6.50% to 1.75%. For most of the year, municipal bond performance was boosted by the Fed's actions. Munis also benefited as a haven from stormy equity markets and from their attractively high tax-adjusted yields. But in the final third of the year, the muni market experienced generally flat performance. First, the tragic events of September 11 resulted in a rush to the security of Treasuries in the weeks that followed. Recovery bonds issued by the state and city of New York added volume to an already supply-heavy muni market, which further tempered their performance. Investors also were wary when it became apparent that the Fed had lowered rates about as much as they could. Municipals traditionally don't fare as well in a rising rate environment as they do when rates are trending downward. While these conditions caused a slight decline in muni prices, it was still a positive year overall, as the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 5.13% during the 12 months ending December 31, 2001.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Pennsylvania Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period that ended December 31, 2001, the fund had a total return of 4.97%. To get a sense of how the fund did relative to its competitors, the Pennsylvania municipal debt funds average returned 4.53% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Pennsylvania Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 5.35%.

Q. What helped the fund outpace its Lipper peer average?

A. The fund's outperformance of its peers stemmed mostly from my focus on securities that offered better relative value based on sector, credit quality and structure criteria. Throughout the year, for example, bonds issued by water and sewer entities - which are backed by economically resilient fees, rather than taxes - were a major area of emphasis. That focus aided the fund's performance because bonds backed by taxes - such as general obligations - often lagged revenue bonds as tax receipts declined amid the slumping economy. The fund's larger weighting relative to the Lehman Brothers index in select health care and long-term care facility bonds also was a plus for performance. The health care sector overall performed fairly well during 2001, although there was quite a large performance discrepancy between those bonds that did well and those that didn't. By focusing on facilities that dominated their service area and had the ability to translate that competitive strength into higher prices and better reimbursements from insurers, the fund's performance benefited.

Annual Report

Spartan Pennsylvania Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. How did your choices regarding credit quality affect performance?

A. Maintaining a defensive stance in regard to credit quality also was a plus during the year. By defensive, I'm referring to my focus on high-quality bonds. Throughout the year, I increased the fund's already high credit quality, with about 90% of its investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's® at the end of the period. In addition, nearly two-thirds of the fund's investments were insured, meaning their principal and interest payments - but not their prices - are guaranteed by a municipal bond insurer. I chose to emphasize high-quality bonds because I didn't feel that lower-quality bonds offered enough additional yield for their added risk and heightened susceptibility to an economic slowdown.

Q. Escrowed/pre-refunded bonds made up about 7.9% of the fund's investments as of December 31, 2001. What are these bonds and how did they perform during the year?

A. The fund's stake in escrowed and pre-refunded bonds was a big contributor to the fund's focus on quality and, ultimately, its outperformance of the peer average. These bonds are the result of a process whereby issuers refinance older, outstanding debt issued when interest rates were higher and then bring to market new debt at lower interest rates. The old bonds become backed by U.S. Treasury securities, which affords the bonds the highest credit rating available in the bond market.

Q. Were there any disappointments?

A. Yes, there was one frustrating aspect of the municipal bond market during the past year. Even though the supply of Pennsylvania municipals was up considerably compared to the previous year, what was issued wasn't always in keeping with my overall strategies or priced attractively. For example, the majority of what was issued came at par, or face value, which is more attractive to individual investors. I tend to avoid par bonds; they're often priced higher than other bonds because there's such strong demand for them and, more importantly, their potential appreciation can result in negative tax implications under some circumstances. The lack of newly issued discount and premium bonds, which trade below and above face value, respectively, often curtailed my ability to add attractively priced bonds.

Q. What's ahead for the Pennsylvania municipal market?

A. For many Pennsylvania municipal bond issuers, the current economic climate is likely to result in a continued decline in tax receipts as well as expanding costs - such as stepped up security spending in the wake of the events of September 11 and increased unemployment benefits. So I'll proceed with a great deal of caution in choosing investments for the fund, continuing my focus on high-quality, economically resilient segments of the market. As for the market overall, municipals are priced very cheaply compared to their U.S. Treasury counterparts and could benefit to the extent that investors embrace those valuations.

Annual Report

Spartan Pennsylvania Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income, exempt from federal income and Pennsylvania personal income tax, as is consistent with its investment characteristics

Fund number: 402

Trading symbol: FPXTX

Start date: August 6, 1986

Size: as of December 31, 2001, more than $269 million

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on trends in credit quality:

"The economic slump and the tragic events of September 11 have forced many issuers across Pennsylvania - and most notably the state government - to confront the dual challenges of declining revenues and increased spending. After years of enhancing services and building up its rainy day fund, the state has been confronted with the difficult choice of where to make up for revenue shortfalls and rising expenditures. So far, the state has done a good job in managing this problem, drawing on reserves generated during the late 1990s. While the challenges of declining revenues and higher costs currently are most acute at the state level, I expect there to be a ´trickle down' effect at the local level in the months to come. The severity of these challenges will be dictated by the strength of the economy as well as issuers' response to them. These developments serve to highlight how important it is for an investor to ascertain an issuer's ability to weather the storm. Fidelity's credit research team pays very close attention to a variety of considerations, including the cyclicality of an issuer's revenues - that is, how sensitive those revenues are to an economic slowdown; the size of its rainy day fund and how much flexibility the issuer has to draw on it to close budgetary gaps; and how actively the issuer is scaling back spending in response to reduced revenues."

Annual Report

Spartan Pennsylvania Municipal Income Fund

Investment Changes

Top Five Sectors as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	24.0	24.5
Education	15.9	17.7
Health Care	14.2	13.5
Water & Sewer	13.6	12.2
Transportation	10.9	10.2
Average Years to Maturity as of December 31, 2001
		6 months ago
Years	13.6	13.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2001
6 months ago
Years	6.3	6.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of December 31, 2001	As of June 30, 2001
Aaa 66.5%	Aaa 65.8%
Aa, A 23.3%	Aa, A 23.8%
Baa 8.3%	Baa 8.4%
Not Rated 0.8%	Not Rated 0.8%
Short-term Investments 1.1%	Short-term Investments 1.2%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Pennsylvania Municipal Income Fund

Investments December 31, 2001

Showing Percentage of Net Assets

Municipal Bonds - 95.8%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - 0.8%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. (Port District Proj.) Series A, 5.5% 1/1/18 (FSA Insured)	Aaa	$ 2,000,000	$ 2,067,420
Pennsylvania - 93.5%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.):
Series A:
5.75% 1/1/12 (MBIA Insured) (c)	Aaa	4,000,000	4,196,560
5.75% 1/1/14 (MBIA Insured) (c)	Aaa	3,000,000	3,147,570
Series A1:
5.75% 1/1/07 (MBIA Insured) (c)	Aaa	1,500,000	1,574,280
5.75% 1/1/08 (MBIA Insured) (c)	Aaa	1,000,000	1,048,240
5.75% 1/1/11 (MBIA Insured) (c)	Aaa	2,000,000	2,096,200
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. (Duquesne Univ. Proj.) 6.5% 3/1/10 (AMBAC Insured)	Aaa	400,000	451,264
Allegheny County Hosp. Dev. Auth. (Health Ctr.-UPMC Health Sys. Proj.):
Series 1998, 4.65% 11/1/09 (MBIA Insured)	Aaa	1,590,000	1,598,284
Series A:
4.625% 8/1/12 (MBIA Insured)	Aaa	1,000,000	979,460
4.625% 8/1/14 (MBIA Insured)	Aaa	3,560,000	3,428,672
5.55% 4/1/12 (MBIA Insured)	Aaa	2,845,000	2,968,672
Allegheny County Indl. Dev. Auth. Rev. (YMCA Pittsburgh Proj.) Series 1990, 8.75% 3/1/10 (e)	-	1,935,000	1,961,742
Allegheny County San. Auth. Swr. Rev.:
0% 12/1/12 (FGIC Insured) (Escrowed to Maturity) (d)	Aaa	2,260,000	1,324,270
5.5% 12/1/30 (MBIA Insured)	Aaa	2,000,000	2,033,520
Butler Area School District 0% 11/15/19 (FGIC Insured) (Pre-Refunded to 11/15/07 @ 50.177) (d)	Aaa	5,650,000	2,207,851
Canon-McMillan School District Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	Aaa	8,995,000	9,325,926
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. (Jefferson Health Sys. Proj.) Series B:
5% 5/15/08 (AMBAC Insured)	Aaa	600,000	620,694
5.25% 5/15/22 (AMBAC Insured)	Aaa	1,350,000	1,331,600
Cumberland County Muni. Auth. College Rev. (Dickerson College Proj.) Series A, 5.5% 11/1/30 (AMBAC Insured)	Aaa	4,200,000	4,276,734
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Delaware County Auth. College Rev. (Haverford College Proj.):
5.75% 11/15/29	Aa3	$ 5,000,000	$ 5,214,800
6% 11/15/30	Aa3	3,620,000	3,887,156
Delaware County Auth. Hosp. Rev. (Crozer- Chester Med. Ctr. Proj.):
6% 12/15/09	Baa2	1,500,000	1,512,495
6% 12/15/20	Baa2	2,700,000	2,547,234
Delaware County Gen. Oblig. Series 1999, 5.125% 10/1/17	Aa3	1,000,000	1,005,340
Delaware County Indl. Dev. Auth. Rev. (Philadelphia Suburban Wtr. Co. Proj.) 6% 6/1/29 (FGIC Insured) (c)	Aaa	2,500,000	2,650,800
Delaware County Reg'l. Wtr. Quality Cont. Auth. Swr. Rev. Series 2001, 5.25% 5/1/12 (FGIC Insured)	Aaa	2,165,000	2,248,071
Harrisburg Auth. Rev. (Pooled Bond Prog.) Series I, 5.625% 4/1/15 (MBIA Insured)	Aaa	445,000	458,920
Hazleton Area School District 6.5% 3/1/05 (FSA Insured)	Aaa	2,165,000	2,365,609
Indiana County Indl. Dev. Auth. Poll. Cont. Rev. (PSEG Pwr. LLC Proj.) 5.85% 6/1/27 (c)	Baa1	2,000,000	1,900,980
Lower Bucks County Joint Muni. Auth. Swr. & Wtr. Rev. Series 1998, 5% 11/15/17 (FSA Insured)	Aaa	1,000,000	991,120
Meadville Gen. Oblig. Series B, 6% 10/1/05 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,640,000	2,785,147
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 5% 6/1/05 (AMBAC Insured)	Aaa	3,535,000	3,705,034
Montgomery County Higher Ed. & Health Auth. Rev. (Health Care-Holy Redeemer Health Proj.) Series A:
5.5% 10/1/05 (AMBAC Insured)	Aaa	2,240,000	2,397,338
5.5% 10/1/08 (AMBAC Insured)	Aaa	1,000,000	1,064,360
Northumberland County Auth. Commonwealth Lease Rev. (State Correctional Facilities Proj.) 0% 10/15/10 (MBIA Insured) (Escrowed to Maturity) (d)	Aaa	1,000,000	660,490
Pennsylvania Convention Ctr. Auth. Rev. Series A:
6.6% 9/1/09 (MBIA Insured)	Aaa	9,150,000	10,052,556
6.7% 9/1/14 (MBIA Insured)	Aaa	3,965,000	4,366,099
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A:
6.25% 11/1/31 (c)	A3	$ 3,300,000	$ 3,260,565
6.375% 11/1/41 (c)	A3	1,300,000	1,293,799
Pennsylvania Gen. Oblig.:
First Series, 6.125% 9/15/03	Aa2	5,000,000	5,109,750
Second Series:
0% 7/1/04 (MBIA Insured)	Aaa	2,700,000	2,489,157
0% 7/1/07 (AMBAC Insured)	Aaa	1,770,000	1,396,742
Pennsylvania Higher Ed. Assistance Agcy. 5.875% 12/15/30 (MBIA Insured) (Pre-Refunded to 12/15/10 @ 100) (d)	Aaa	1,500,000	1,664,490
Pennsylvania Higher Edl. Facilities Auth. College & Univ. Revs.:
(RIDC Reg'l. Growth-Carnegie Mellon Univ. Proj.) 6% 11/1/05	AA-	1,000,000	1,091,710
(Trustees Univ. Proj.) 5.5% 7/15/38	A1	4,380,000	4,333,528
(Univ. of Pennsylvania Proj.):
Series A:
5.9% 9/1/15	A1	1,200,000	1,241,688
6.5% 9/1/04	A1	2,650,000	2,884,446
Series B:
6.5% 9/1/04	A1	2,100,000	2,285,787
7% 9/1/05	A1	2,000,000	2,244,860
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
6% 5/1/24	A	1,000,000	1,020,620
6% 5/1/29	A	3,470,000	3,598,425
(Lafayette College Proj.) 6% 5/1/30	Aa3	2,500,000	2,659,950
(Temple Univ. Proj.) 5.375% 7/15/19 (MBIA Insured)	Aaa	1,000,000	1,016,030
(UPMC Health Sys. Proj.):
Series 1999 A:
5.25% 8/1/10 (FSA Insured)	Aaa	1,000,000	1,040,030
5.25% 8/1/11 (FSA Insured)	Aaa	1,000,000	1,036,040
Series 2001 A, 6% 1/15/31	A+	1,500,000	1,509,705
Series A, 4.625% 8/1/16 (FSA Insured)	Aaa	3,250,000	3,053,343
Pennsylvania Hsg. Fin. Agcy.:
Series 51, 5.65% 4/1/20 (c)	Aa2	1,175,000	1,184,400
Series 52B, 5.55% 10/1/12 (c)	Aa2	1,190,000	1,204,256
Series 53A, 5.4% 10/1/27 (c)	Aa2	915,000	917,452
Series 54A, 5.375% 10/1/28 (c)	Aa2	1,165,000	1,167,703
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Hsg. Fin. Agcy.: - continued
6.1% 10/1/13 (c)	Aa2	$ 5,000,000	$ 5,116,650
Pennsylvania Indl. Dev. Auth. Rev. 7% 1/1/07 (AMBAC Insured)	Aaa	1,000,000	1,123,660
Pennsylvania State Univ.:
5% 3/1/09	Aa2	3,000,000	3,122,430
5.25% 3/1/11	Aa2	3,290,000	3,461,639
Pennsylvania Tpk. Commission Registration Fee Rev. Series 2001, 5.5% 7/15/33 (AMBAC Insured)	Aaa	1,000,000	1,019,280
Philadelphia Arpt. Rev.:
Series 1998, 5.375% 6/15/10 (FGIC Insured) (c)	Aaa	2,000,000	2,047,220
5.375% 6/15/11 (FGIC Insured) (c)	Aaa	3,770,000	3,845,966
6% 6/15/08 (FGIC Insured) (c)	Aaa	3,000,000	3,195,480
Philadelphia Gas Works Rev.:
14th Series A:
6.375% 7/1/26	Baa2	4,600,000	4,563,200
6.375% 7/1/26 (Pre-Refunded to 7/1/03 @ 102) (d)	Aaa	1,905,000	2,056,181
Third Series:
5% 8/1/05 (FSA Insured)	Aaa	1,000,000	1,052,030
5% 8/1/06 (FSA Insured)	Aaa	1,000,000	1,052,540
Philadelphia Gen. Oblig.:
5.25% 9/15/12 (FSA Insured)	Aaa	2,455,000	2,555,360
5.25% 9/15/13 (FSA Insured)	Aaa	1,365,000	1,407,411
Philadelphia Hosp. & Higher Ed. Facilities Auth. Health Sys. Rev. (Jefferson Health Sys. Proj.) Series A:
5% 5/15/09	A1	1,000,000	1,015,310
5.5% 5/15/08	A1	1,000,000	1,049,990
Philadelphia Hosps. & Higher Ed. Facilities Auth. Hosp. Rev. (Pennsylvania Hosp. Proj.):
6.05% 7/1/04 (Escrowed to Maturity) (d)	Baa3	2,500,000	2,681,750
6.15% 7/1/05 (Escrowed to Maturity) (d)	Baa3	2,100,000	2,287,908
6.25% 7/1/06 (Escrowed to Maturity) (d)	Baa3	2,600,000	2,870,920
Philadelphia Muni. Auth. Rev. (Muni. Svcs. Bldg. Lease Prog.) 0% 3/15/11 (FSA Insured)	Aaa	1,000,000	636,560
Philadelphia School District:
Series A2, 4.5% 4/1/23 (MBIA Insured)	Aaa	3,000,000	2,612,760
Series B, 5.375% 4/1/27 (AMBAC Insured)	Aaa	4,000,000	4,017,320
Series C, 5.75% 3/1/29 (MBIA Insured)	Aaa	5,000,000	5,211,450
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Philadelphia Wtr. & Wastewtr. Rev.:
Series 14, 0% 10/1/08 (MBIA Insured)	Aaa	$ 5,300,000	$ 3,909,333
Series 1999 A, 5% 12/15/05 (AMBAC Insured)	Aaa	2,000,000	2,118,760
Series A, 5.375% 11/1/19 (FGIC Insured)	Aaa	3,000,000	3,039,060
5.15% 6/15/04 (FGIC Insured)	Aaa	2,000,000	2,068,360
5.5% 6/15/15 (FSA Insured)	Aaa	1,805,000	1,875,702
6.75% 8/1/04 (MBIA Insured)	Aaa	2,085,000	2,276,215
Pittsburgh Gen. Oblig. 5.5% 9/1/12 (AMBAC Insured)	Aaa	1,065,000	1,108,718
Pittsburgh School District Series C:
0% 8/1/07 (AMBAC Insured)	Aaa	2,610,000	2,052,269
0% 8/1/08 (AMBAC Insured)	Aaa	2,000,000	1,486,320
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series A:
0% 9/1/04 (FGIC Insured) (Escrowed to Maturity) (d)	Aaa	3,300,000	3,025,011
4.75% 9/1/16 (FGIC Insured)	Aaa	2,100,000	2,015,706
6.5% 9/1/13 (FGIC Insured)	Aaa	10,000,000	11,568,896
Scranton-Lackawanna Health & Welfare Auth. Rev. (Cmnty. Med. Ctr. Proj.) 5.5% 7/1/12 (MBIA Insured)	Aaa	3,375,000	3,537,574
Southeastern Pennsylvania Trans. Auth. Spl. Rev. Series A, 6.5% 3/1/04 (FGIC Insured) (Escrowed to Maturity) (d)	Aaa	85,000	91,631
Upper Darby School District Series B, 5% 2/15/06 (AMBAC Insured)	Aaa	1,000,000	1,048,290
Westmoreland County Indl. Dev. Auth. Rev. (Nat'l. Waste & Energy Corp./Valley Landfill Expansion Proj.) 5.1%, tender 5/1/09 (b)(c)	BBB	2,700,000	2,696,328
Wilkens Area Indl. Dev. Auth. Rev. (Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	1,500,000	1,518,705
York County Solid Waste & Refuse Auth. Solid Waste Sys. Rev. 5.25% 12/1/05 (FGIC Insured)	Aaa	5,000,000	5,339,500
			251,868,957
Puerto Rico - 1.5%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	Aaa	3,100,000	2,992,368
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.: - continued
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	$ 400,000	$ 414,500
Puerto Rico Commonwealth Urban Renewal & Hsg. Corp. 7.875% 10/1/04	Baa3	585,000	588,633
			3,995,501
TOTAL MUNICIPAL BONDS (Cost $249,659,777)			257,931,878
Municipal Notes - 1.1%

Pennsylvania - 1.1%
Northampton County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.) Series 1991, 4.3% tender 1/7/02, CP mode (c) (Cost $3,000,000)	3,000,000	3,001,410
TOTAL INVESTMENT PORTFOLIO - 96.9% (Cost $252,659,777)		260,933,288
NET OTHER ASSETS - 3.1%		8,328,321
NET ASSETS - 100%		$ 269,261,609
Security Type Abbreviation
CP - COMMERCIAL PAPER
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Allegheny County Indl. Dev. Auth. Rev. (YMCA Pittsburgh Proj.) Series 1990, 8.75% 3/1/10	3/13/90	$ 1,935,000
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	87.0%	AAA, AA, A	80.7%
Baa	7.3%	BBB	7.0%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.8%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	24.0%
Education	15.9
Health Care	14.2
Water & Sewer	13.6
Transportation	10.9
Escrowed/Pre-Refunded	7.9
Others* (individually less than 5%)	13.5
100.0%
*Includes short-term investments and net other assets
Purchases and sales of securities, other than short-term securities, aggregated $68,811,829 and $55,636,243.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,961,742 or 0.7% of net assets.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $252,573,319. Net unrealized appreciation aggregated $8,359,969, of which $9,465,477 related to appreciated investment securities and $1,105,508 related to depreciated investment securities.

The fund hereby designates approximately $799,436 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

During the fiscal year ended December 31, 2001, 100% of the fund's income dividends was free from federal income tax, and 17.70% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $252,659,777) - See accompanying schedule		$ 260,933,288
Cash		5,221,342
Receivable for fund shares sold		112,385
Interest receivable		3,554,343
Other receivables		5,646
Total assets		269,827,004
Liabilities
Payable for fund shares redeemed	$ 162,934
Distributions payable	280,734
Accrued management fee	85,281
Other payables and accrued expenses	36,446
Total liabilities		565,395
Net Assets		$ 269,261,609
Net Assets consist of:
Paid in capital		$ 261,467,007
Undistributed net investment income		57,345
Accumulated undistributed net realized gain (loss) on investments		(536,254)
Net unrealized appreciation (depreciation) on investments		8,273,511
Net Assets, for 25,318,341 shares outstanding		$ 269,261,609
Net Asset Value, offering price and redemption price per share ($269,261,609 ÷ 25,318,341 shares)		$10.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Pennsylvania Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 13,139,365
Expenses
Management fee	$ 985,759
Transfer agent fees	196,441
Accounting fees and expenses	80,354
Non-interested trustees' compensation	1,096
Custodian fees and expenses	4,798
Registration fees	24,857
Audit	31,552
Legal	1,898
Miscellaneous	1,042
Total expenses before reductions	1,327,797
Expense reductions	(155,929)	1,171,868
Net investment income		11,967,497
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,257,285
Change in net unrealized appreciation (depreciation) on investment securities		(1,071,578)
Net gain (loss)		185,707
Net increase (decrease) in net assets resulting from operations		$ 12,153,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Pennsylvania Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 11,967,497	$ 11,455,241
Net realized gain (loss)	1,257,285	(61,595)
Change in net unrealized appreciation (depreciation)	(1,071,578)	13,228,091
Net increase (decrease) in net assets resulting from operations	12,153,204	24,621,737
Distributions to shareholders From net investment income	(11,922,496)	(11,464,193)
From net realized gain	(785,397)	-
Total distributions	(12,707,893)	(11,464,193)
Share transactions Net proceeds from sales of shares	51,332,370	21,400,097
Reinvestment of distributions	9,328,778	8,241,725
Cost of shares redeemed	(34,222,367)	(41,438,892)
Net increase (decrease) in net assets resulting from share transactions	26,438,781	(11,797,070)
Redemption fees	8,330	7,929
Total increase (decrease) in net assets	25,892,422	1,368,403
Net Assets
Beginning of period	243,369,187	242,000,784
End of period (including undistributed net investment income of $57,345 and $15,725, respectively)	$ 269,261,609	$ 243,369,187
Other Information Shares
Sold	4,755,901	2,095,494
Issued in reinvestment of distributions	866,507	804,244
Redeemed	(3,177,873)	(4,070,043)
Net increase (decrease)	2,444,535	(1,170,305)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.640	$ 10.060	$ 10.830	$ 10.810	$ 10.490
Income from Investment Operations Net investment income	.494 B, D	.494 B	.482	.483	.501
Net realized and unrealized gain (loss)	.030 D	.581	(.709)	.126	.350
Total from investment operations	.524	1.075	(.227)	.609	.851
Less Distributions
From net investment income	(.493)	(.495)	(.482)	(.483)	(.501)
From net realized gain	(.031)	-	(.042)	(.107)	(.030)
In excess of net realized gain	-	-	(.020)	-	-
Total distributions	(.524)	(.495)	(.544)	(.590)	(.531)
Redemption fees added to paid in capital	.000	.000	.001	.001	.000
Net asset value, end of period	$ 10.640	$ 10.640	$ 10.060	$ 10.830	$ 10.810
Total Return A	4.97%	10.99%	(2.16)%	5.77%	8.34%
Ratios to Average Net Assets C
Expenses before expense reductions	.51%	.52%	.51%	.55%	.55%
Expenses net of voluntary waivers, if any	.51%	.52%	.51%	.55%	.55%
Expenses net of all reductions	.45%	.44%	.51%	.55%	.55%
Net investment income	4.59% D	4.84%	4.58%	4.45%	4.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 269,262	$ 243,369	$ 242,001	$ 269,484	$ 264,693
Portfolio turnover rate	22%	26%	28%	25%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income to average net assets would have been 4.56%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Performance: The Bottom Line

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, but does not include the $5 account closeout fee on an average-sized account. As of October 31, 2001 the $5 account closeout fee is no longer applicable. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® PA Municipal Money Market	2.50%	16.74%	34.68%
Pennsylvania Tax-Free Money Market Funds Average	2.19%	15.65%	32.60%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Pennsylvania tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 14 mutual funds.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity PA Municipal Money Market	2.50%	3.14%	3.02%
Pennsylvania Tax-Free Money Market Funds Average	2.19%	2.95%	2.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Spartan Pennsylvania Municipal Money Market Fund
Performance - continued

Yields

	12/31/01	10/1/01	7/2/01	4/2/01	1/1/01
Fidelity Pennsylvania Muni Money Market	1.49%	2.10%	2.59%	3.24%	4.31%

Pennsylvania Tax-Free Money Market Funds Average	1.17%	1.81%	2.33%	2.89%	3.90%

Fidelity Pennsylvania Municipal Money Market - Tax-equivalent	2.38%	3.35%	4.13%	5.17%	6.87%

Portion of fund's income subject to state taxes	1.74%	1.20%	1.26%	0.61%	0.00%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Pennsylvania tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 37.31%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Michael Marchese became Portfolio Manager of Fidelity Pennsylvania Municipal Money Market Fund on November 1, 2001.

Q. Mike, what was the investment environment like during the 12 months that ended December 31, 2001?

A. The economy continued to weaken throughout the period, culminating with the National Bureau of Economic Research's late-November announcement that the U.S. has been in a recession since March 2001. The slowdown was precipitated by a decline in industrial production, business spending, exports and consumer spending. Both businesses and consumers alike seemed to lose confidence in the economy as a result of large-scale layoffs and volatility in the stock markets. This confidence was shaken even further by the terrorist acts of September 11, as well as the resulting uncertainty concerning possible additional attacks and the duration of the war on terrorism. During this period, the Federal Reserve Board was resolute, trying to stimulate the economy by aggressively lowering the fed funds target rate - the rate banks charge each other for overnight loans. In the most aggressive rate-cutting program enacted in its history, the Fed lowered this rate 11 times during 2001, from 6.50% at the beginning of the period to 1.75% at the end of December, the lowest level in nearly 40 years.

Q. How did this backdrop influence the municipal money markets?

A. First, rates in the municipal money market fell significantly during the period, but not as much as expected on a tax-adjusted basis, leaving municipal yields at attractive levels relative to taxable securities. This attractiveness relative to taxable alternatives - along with investors' flight to quality resulting from uncertainty regarding the future direction of the economy and the stock market - resulted in significant inflows into municipal money market funds. In addition, the weakening economy resulted in a deterioration of overall credit quality. In response, we became especially vigilant when choosing investments for the fund.

Q. What other strategies were pursued with the fund?

A. In periods of declining interest rates, we generally lengthen the average maturity of the fund in order to lock in yields before they fall. However, at certain points during the past year, yields on longer-term fixed-rate notes were not as attractively valued as those offered by shorter-term alternatives. In addition, in January, April, September and December, cash flows into and out of the municipal money markets caused the yields carried by short-term notes to affect fund performance more significantly than the average maturity of the fund. Accordingly, our general strategy was to lengthen the fund's average maturity by looking for opportunities along the yield curve that offered the best relative value, while taking advantage of the periodic cash-flow technicals - issues of supply and demand - to maximize fund performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2001, was 1.49%, compared to 4.29% 12 months ago. The more recent seven-day yield was the equivalent of a 2.38% taxable rate of return for Pennsylvania investors in the 37.31% combined federal and state income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through December 31, 2001, the fund's 12-month total return was 2.50%, compared to 2.19% for the Pennsylvania tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Mike?

A. Through the end of the period, yields on municipal money market securities remained very appealing relative to alternatives in the taxable money markets, a situation that is not unusual during periods of low absolute interest rates. Although municipal yields are relatively attractive, I am reluctant to lengthen the fund's maturity at this time. My hesitancy to do so results from my belief that the economy has the potential to recover from the current recession at some point during the next year. The Fed rate cuts we've witnessed this year should help spur such a rebound. However, the exact timing of the recovery is uncertain, especially given the mixed economic data we have seen lately. The Fed's response to a recovery is also uncertain. Historically, the Fed's first rate hike after a period of rate cuts generally occurs six to nine months after the last rate decrease. Accordingly, my strategy will most likely focus on maintaining a relatively neutral average maturity, taking advantage of opportunities along the yield curve as well as those unearthed by our credit research to maximize fund performance until I get a better feel for when the economy might turn.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to seek high current income, exempt from federal and Pennsylvania state income tax, as is consistent with the preservation of capital

Fund number: 401

Trading symbol: FPTXX

Start date: August 6, 1986

Size: as of December 31, 2001, more than $240 million

Manager: Michael Marchese, since November 2001; manager, several other Fidelity municipal money market funds; joined Fidelity in 1992

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 12/31/01	% of fund's investments 6/30/01	% of fund's investments 12/31/00
0 - 30	86.5	78.9	80.0
31 - 90	0.4	0.9	1.2
91 - 180	8.3	8.4	14.0
181 - 397	4.8	11.8	4.8
Weighted Average Maturity
	12/31/01	6/30/01	12/31/00
Fidelity Pennsylvania Municipal Money Market Fund	31 Days	51 Days	43 Days
Pennsylvania Tax-Free Money Market Funds Average *	28 Days	43 Days	39 Days
Asset Allocation (% of fund's net assets)
As of December 31, 2001	As of June 30, 2001
Variable Rate Demand Notes (VRDNs) 79.0%	Variable Rate Demand Notes (VRDNs) 79.3%
Commercial Paper (including CP Mode) 5.7%	Commercial Paper (including CP Mode) 1.8%
Tender Bonds 7.8%	Tender Bonds 6.4%
Municipal Notes 3.7%	Municipal Notes 4.8%
Other Investments 4.0%	Other Investments 9.1%
Net Other Assets** (0.2)%	Net Other Assets** (1.4)%

** Net Other Assets are not included in the pie chart.

* Source: iMoneyNet, Inc.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Investments December 31, 2001

Showing Percentage of Net Assets

Municipal Securities - 100.2%
	Principal Amount	Value (Note 1)
Pennsylvania - 99.5%
Allegheny County Arpt. Rev. Participating VRDN Series PA 567, 1.81% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(g)	$ 2,000,000	$ 2,000,000
Allegheny County Hosp. Dev. Auth.:
Bonds (South Hills Health Sys. Proj.) Series 1998 B, 3.25%, tender 4/1/02, LOC PNC Bank NA, Pittsburgh (b)	2,000,000	2,000,000
Participating VRDN Series PA 748, 1.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(g)	2,095,000	2,095,000
Allegheny County Hosp. Dev. Auth. Rev. (Saint Margaret Mem. Hosp. Proj.) Series 1992 A, 1.69%, LOC Mellon Bank NA, Pittsburgh, VRDN (b)	3,720,000	3,720,000
Allegheny County Indl. Dev. Auth. Econ. Dev. Rev. (Glassport Realty Ltd. Proj.) 1.9%, LOC Huntington Nat'l. Bank, Columbus, VRDN (b)(e)	1,000,000	1,000,000
Allegheny County Indl. Dev. Auth. Rev.:
(Doren, Inc. Proj.) Series 1997 C, 2%, LOC Nat'l. City Bank, PA, VRDN (b)(e)	2,200,000	2,200,000
(North Versailles Shopping Ctr. Proj.) Series 1992, 1.8%, LOC Bank One NA, VRDN (b)	2,195,000	2,195,000
(R.I. Lampus Co. Proj.) Series 1997 A, 2%, LOC Nat'l. City Bank, PA, VRDN (b)(e)	2,560,000	2,560,000
(Union Elec. Steel Co. Proj.) Series 1996 A, 2%, LOC Mellon Bank NA, Pittsburgh, VRDN (b)(e)	3,120,000	3,120,000
Berks County Indl. Dev. Auth. Rev.:
(Giorgi Mushroom Co. Proj.):
Series 2000 A, 1.75%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	1,000,000	1,000,000
Series C, 1.7%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	1,900,000	1,900,000
(Grafika Commercial Printing, Inc. Proj.) Series 1995, 1.75%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	1,020,000	1,020,000
(KTB Real Estate Partnership Proj.) 1.8%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	1,500,000	1,500,000
(RAM Industries, Inc. Proj.) Series 1996, 1.75%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	2,665,000	2,665,000
(The Bachman Co. Proj.) Series 1994, 1.8%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	1,950,000	1,950,000
Boyertown Area School District TRAN 3.3% 6/28/02	1,800,000	1,803,834
Bucks County Indl. Dev. Auth. Rev.:
(Associates Proj.) Series 1993, 1.8%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	500,000	500,000
(Double H Plastics, Inc. Proj.) Series 1993, 1.75%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	1,020,000	1,020,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Butler County Indl. Dev. Auth. Rev. (Armco, Inc. Proj.) Series 1996 A, 2%, LOC Fifth Third Bank, Cincinnati, VRDN (b)(e)	$ 1,500,000	$ 1,500,000
Central Bucks School District Series 2000 A, 1.69% (FGIC Insured), VRDN (b)	4,810,000	4,810,000
Cumberland County Indl. Dev. Auth. Rev. (Lane Enterprises, Inc. Proj.) Series 1994, 1.75%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	1,260,000	1,260,000
Delaware County Indl. Dev. Auth. Poll. Cont. Rev.:
Bonds (Philadelphia Elec. Co. Proj.) Series 1988 C, 1.6% tender 1/9/02 (FGIC Insured) (Liquidity Facility FGIC-SPI), CP mode	2,400,000	2,400,000
(BP Oil, Inc. Proj.) Series 1985, 1.9% (British Petroleum Co. PLC Guaranteed), VRDN (b)	1,100,000	1,100,000
Emmaus Gen. Auth. Rev. (Pennsylvania Ln. Prog.) Series 2000 A, 1.71% (FSA Insured), VRDN (b)	2,000,000	2,000,000
Erie City School District Participating VRDN Series AAB 01 A5, 1.68% (Liquidity Facility ABN-AMRO Bank NV) (b)(g)	4,000,000	4,000,000
Erie County Gen. Oblig. TAN 2.75% 12/13/02 (a)	2,400,000	2,412,240
Erie County Indl. Dev. Auth. Rev. (Carlisle Corp. Proj.) Series 1993, 1.75%, LOC Suntrust Bank, VRDN (b)(e)	2,500,000	2,500,000
Erie High Ed. Bldg. Auth. Univ. Rev. Bonds (Gannon Univ. Proj.) Series 1998 F, 3.35%, tender 1/15/02, LOC PNC Bank NA, Pittsburgh (b)	3,000,000	3,000,000
Geisinger Auth. Health Sys. Rev. Bonds Series A, 6.4% 7/1/22 (Pre-Refunded to 7/1/02 @ 102) (f)	2,500,000	2,606,597
Harrisburg Wtr. Auth. Rev. Participating VRDN Series SGA 80, 1.68% (Liquidity Facility Societe Generale) (b)(g)	1,810,000	1,810,000
Huntingdon County Gen. Auth. College Rev. Bonds (Juniata College Proj.) Series 2001 A, 4%, tender 5/1/02, LOC PNC Bank NA, Pittsburgh (b)	2,000,000	2,006,425
Indiana County Indl. Dev. Auth. Poll. Cont. Rev. (Conemaught Proj.) Series 1997 A, 1.75%, LOC Bank One NA, Chicago, VRDN (b)(e)	700,000	700,000
Lancaster Higher Ed. Auth. College Rev. (Franklin & Marshall College Proj.) 1.71% (BPA J.P. Morgan Chase Bank), VRDN (b)	2,925,000	2,925,000
Lancaster Indl. Dev. Auth. Rev. (Student Lodging & Services Proj.) Series 2001 A, 1.69%, LOC Suntrust Bank, VRDN (b)	4,000,000	4,000,000
Lawrence County Indl. Dev. Auth. Indl. Dev. Rev. (Atlantic States Materials Proj.) Series 1999, 1.75%, LOC Wachovia Bank NA, VRDN (b)(e)	2,000,000	2,000,000
Lebanon Co. Health Facilities Auth. Rev. (ECC Retirement Village Proj.) Series 2000, 1.69%, LOC Northern Trust Co., Chicago, VRDN (b)	1,500,000	1,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Lehigh County Gen. Purp. Auth. (Lehigh Valley Hosp. Proj.) Series 1997 A, 1.85% (AMBAC Insured) (BPA J.P. Morgan Chase Bank), VRDN (b)	$ 2,700,000	$ 2,700,000
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. (Allegheny Elec. Coop., Inc. Proj.):
Series 1984 A, 1.85%, LOC RaboBank Nederland Coop. Central, VRDN (b)	500,000	500,000
Series 1984 B, 1.85%, LOC RaboBank Nederland Coop. Central, VRDN (b)	800,000	800,000
Mercer County Gen. Oblig. Participating VRDN Series AAB 01 18, 1.68% (Liquidity Facility ABN-AMRO Bank NV) (b)(g)	3,000,000	3,000,000
Montgomery County Indl. Dev. Auth. Rev.:
(H.P. Cadwallader, Inc. Proj.) Series 1995, 1.75%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	580,000	580,000
(RJI LP Proj.) Series 1992, 1.8%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	765,000	765,000
Neshaminy School District TRAN 3% 6/28/02	2,200,000	2,202,289
North Pennsylvania Wtr. Auth. Wtr. Rev. Participating VRDN Series SGA 30, 1.68% (Liquidity Facility Societe Generale) (b)(g)	5,700,000	5,700,000
Northampton County Indl. Dev. Auth. Rev.:
Bonds (Citizens Communications Co. Proj.) Series 1991, 4.3% tender 1/7/02, CP mode (e)	2,400,000	2,400,000
(Bedford Park Proj.) Series 1996 A, 1.7%, LOC Harris Trust & Savings Bank, Chicago, VRDN (b)(e)	1,255,000	1,255,000
(Binney & Smith, Inc. Proj.) Series 1997 A, 1.7%, LOC Bank One NA, Chicago, VRDN (b)(e)	2,350,000	2,350,000
(Victoria Vogue Proj.) 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	1,410,000	1,410,000
Northampton Indl. Dev. Auth. Rev. (Ultra-Poly Corp., Portland Ind. Park Proj.) 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	1,700,000	1,700,000
Northeastern Pennsylvania Hosp. & Edl. Auth. Health Care Rev. (Wyoming Valley Health Care Proj.) Series 1994 A, 1.85% (AMBAC Insured), VRDN (b)	4,200,000	4,200,000
Northumberland County Indl. Dev. Auth. Rev. (Foster Wheeler Mount Carmel, Inc. Proj.):
Series 1987 A, 1.85%, LOC J.P. Morgan Chase Bank, VRDN (b)(e)	12,775,000	12,775,000
Series 1987 B, 1.85%, LOC UBS AG, VRDN (b)(e)	6,165,000	6,165,000
Norwin School District Participating VRDN Series AAB 01 12, 1.7% (Liquidity Facility ABN-AMRO Bank NV) (b)(g)	2,200,000	2,200,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Dodge-Regupol, Inc. Proj.) Series D4, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	$ 800,000	$ 800,000
(Esschem, Inc. Proj.) Series 1991 D10, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	1,325,000	1,325,000
(Pappafava Proj. ) Series 1989 D7, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	75,000	75,000
(Respironics, Inc. Proj.) Series 1989 F, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	300,000	300,000
(Sun Star, Inc. Proj.) Series 1994 A5, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	200,000	200,000
Series 1996 A1, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	425,000	425,000
Series 1996 A2, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	1,300,000	1,300,000
Series 1996 A3, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	600,000	600,000
Series 1996 A7, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	575,000	575,000
Pennsylvania Econ. Dev. Fing. Auth. Rev.:
(ASK Foods, Inc. Proj.) Series A1, 2%, LOC PNC Bank NA, Pittsburgh, VRDN (b)(e)	185,000	185,000
(Suntory Wtr. Group, Inc. Proj.) Series 1992 D, 1.75%, LOC Wachovia Bank NA, VRDN (b)(e)	4,900,000	4,900,000
Pennsylvania Higher Ed. Assistance Agcy. Student Ln. Rev.:
Series 1988 A, 1.65% (AMBAC Insured), VRDN (b)(e)	5,700,000	5,700,000
Series 1988 C, 1.65%, LOC Student Ln. Marketing Assoc., VRDN (b)(e)	13,300,000	13,300,000
Series 2000 A, 1.85% (AMBAC Insured), VRDN (b)(e)	2,000,000	2,000,000
1.65% (AMBAC Insured), VRDN (b)(e)	14,000,000	14,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds:
(Lycoming College Proj.) Series 1997 B5, 2.2%, tender 11/1/02, LOC PNC Bank NA, Pittsburgh (b)	1,350,000	1,350,000
(Messiah College Proj.) Series 1998 C2, 2.15%, tender 11/1/02, LOC PNC Bank NA, Pittsburgh (b)	2,450,000	2,450,000
(Muhlenberg College Proj.) Series 1999 D5, 3.1%, tender 5/1/02, LOC PNC Bank NA, Pittsburgh (b)	2,000,000	2,000,000
(Waynesburg College Proj.):
Series 1997, 3.2%, tender 4/1/02, LOC PNC Bank NA, Pittsburgh (b)	3,200,000	3,200,000
Series 1998 C2, 2.2%, tender 11/1/02, LOC PNC Bank NA, Pittsburgh (b)	2,800,000	2,800,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Hsg. Fin. Agcy. Participating VRDN:
Series PA 930, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(g)	$ 2,995,000	$ 2,995,000
Series PT 119B, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(g)	2,020,000	2,020,000
Philadelphia Auth. for Indl. Dev. Arpt. Rev. Participating VRDN:
Series PA 882, 1.81% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(g)	2,200,000	2,200,000
Series Putters 217, 1.73% (Liquidity Facility J.P. Morgan Chase Bank) (b)(e)(g)	2,000,000	2,000,000
Philadelphia Auth. for Indl. Dev. Revs.:
(30th Street Station Proj.) 2.1% (MBIA Insured), LOC Bank of New York NA, VRDN (b)(e)	4,500,000	4,500,000
(Institute for Cancer Research Fox Chase Proj.) Series 1990 A, 1.9%, LOC J.P. Morgan Chase Bank, VRDN (b)	1,500,000	1,500,000
Philadelphia Hosps. & Higher Ed. Facilities Auth. Hosp. Rev. Bonds (Childrens Hosp. of Philadelphia Proj.) Series A, 6.5% 2/15/21 (Pre-Refunded to 2/15/02 @ 102) (f)	1,000,000	1,023,864
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series CDC 97 Q, 1.69% (Liquidity Facility Caisse des Depots et Consignations) (b)(g)	1,980,000	1,980,000
Red Lion Area School District TRAN Series 2001, 3.3% 6/28/02	2,300,000	2,305,455
Schuylkill County Indl. Dev. Auth. Resource Recovery Rev. (Northeastern Pwr. Co. Proj.) Series 1997 B, 2%, LOC Dexia Cr. Local de France, VRDN (b)(e)	11,900,000	11,900,000
Schuylkill County Indl. Dev. Auth. Rev. (Metal Sales Manufacturing Corp.) Series 1995, 1.93%, LOC Firstar Bank NA, VRDN (b)(e)	600,000	600,000
South Fork Muni. Auth. Hosp. Rev. (Conemaugh Health Ctr. Proj.) Series A, 1.85% (MBIA Insured), LOC Cr. Suisse First Boston Bank, VRDN (b)	5,700,000	5,700,000
Temple Univ. Commonwealth Higher Ed. Bonds 4% 5/8/02	2,200,000	2,207,277
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Bonds (Pennsylvania Panthers Proj.) Series 2001 A, 4% 4/4/02	2,200,000	2,204,327
Upper Dauphin Indl. Dev. Auth. Rev. (United Church Christ Homes Proj.) Series 2001, 1.71%, LOC First Tennessee Bank NA, Memphis, VRDN (b)	2,500,000	2,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Venango Indl. Dev. Auth. Resource Recovery Rev. Bonds (Scrubgrass Proj.):
Series 1990 B, 2.7% tender 1/15/02, LOC Dexia Cr. Local de France, CP mode (e)	$ 5,750,000	$ 5,750,000
Series 1993, 2.7% tender 1/16/02, LOC Dexia Cr. Local de France, CP mode (e)	3,000,000	3,000,000
		239,352,308
	Shares
Other - 0.7%
Fidelity Municipal Cash Central Fund, 1.85% (c)(d)	1,715,000	1,715,000
TOTAL INVESTMENT PORTFOLIO - 100.2%		241,067,308
NET OTHER ASSETS - (0.2)%		(362,460)
NET ASSETS - 100%		$ 240,704,848
Total Cost for Income Tax Purposes $ 241,067,308
Security Type Abbreviations
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
(g) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At December 31, 2001, the fund had a capital loss carryforward of approximately $35,000 of which $8,000 and $27,000 will expire on December 31, 2003 and 2004, respectively.

During the fiscal year ended December 31, 2001, 100% of the fund's income dividends was free from federal income tax, and 44.99% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 241,067,308
Cash		1,076
Receivable for fund shares sold		1,522,363
Interest receivable		994,075
Other receivables		17,179
Total assets		243,602,001
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 2,412,240
Payable for fund shares redeemed	379,653
Distributions payable	4,058
Accrued management fee	99,267
Other payables and accrued expenses	1,935
Total liabilities		2,897,153
Net Assets		$ 240,704,848
Net Assets consist of:
Paid in capital		$ 240,739,381
Accumulated net realized gain (loss) on investments		(34,533)
Net Assets, for 240,737,234 shares outstanding		$ 240,704,848
Net Asset Value, offering price and redemption price per share ($240,704,848 ÷ 240,737,234 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 6,445,618
Expenses
Management fee	$ 1,103,166
Non-interested trustees' compensation	870
Total expenses before reductions	1,104,036
Expense reductions	(74,290)	1,029,746
Net investment income		5,415,872
Net Realized Gain (Loss) on Investments		15
Net increase in net assets resulting from operations		$ 5,415,887

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 5,415,872	$ 7,634,525
Net realized gain (loss)	15	18,969
Net increase (decrease) in net assets resulting from operations	5,415,887	7,653,494
Distributions to shareholders from net investment income	(5,415,872)	(7,634,525)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	644,147,641	159,483,469
Reinvestment of distributions from net investment income	5,205,277	7,274,343
Cost of shares redeemed	(622,495,526)	(154,220,445)
Net increase (decrease) in net assets and shares resulting from share transactions	26,857,392	12,537,367
Total increase (decrease) in net assets	26,857,407	12,556,336
Net Assets
Beginning of period	213,847,441	201,291,105
End of period	$ 240,704,848	$ 213,847,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.025	.037	.029	.031	.033
Less Distributions
From net investment income	(.025)	(.037)	(.029)	(.031)	(.033)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	2.50%	3.80%	2.91%	3.15%	3.36%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.47%	.50%	.50%	.50%	.50%
Net investment income	2.45%	3.74%	2.87%	3.10%	3.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,705	$ 213,847	$ 201,291	$ 216,487	$ 229,469

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Spartan Pennsylvania Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund, (formerly Spartan Pennsylvania Municipal Money Market Fund), (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Pennsylvania The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains, futures transactions, market discount, and losses deferred due to wash sales and futures transactions.

In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed capital gains on a tax basis was as follows:

Undistributed long-term capital gains	$ 78,096

The tax character of distributions paid by the income fund during the year was as follows:

Ordinary income	$ 11,945,644
Long-term capital gains	762,249
$ 12,707,893

There were no significant book-to-tax differences for the money market fund.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

resulted in a $68,079 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $52,217, decrease net unrealized appreciation/depreciation by $42,166, and decrease net realized gain (loss) by $10,051. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the income fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to the fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the income fund's annual management fee rate expressed as a percentage of the fund's average net assets, was as follows:

	Individual Rate	Group Rate	Total
Spartan Pennsylvania Municipal Income Fund	.25%	.13%	.38%

FMR and its affiliates provide Fidelity Pennsylvania Municipal Money Market Fund with investment management related services for which the fund pays a monthly management fee of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Fidelity Pennsylvania Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $2,088 for the period. Effective October 31, 2001, these transaction fees were eliminated.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Pennsylvania Municipal Money Market Fund	$ 69,048

Money Market Insurance. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. FMR has borne the cost of Fidelity Pennsylvania Municipal Money Market Fund's premium payable to FIDFUNDS. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

5. Expense Reductions.

Through arrangements with the income fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan Pennsylvania Municipal Income Fund	$ 4,798	$ 126,103	$ 25,028

In addition, through an arrangement with the Fidelity Pennsylvania Municipal Money Market Fund's custodian and transfer agent, $74,290 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Pennsylvania Municipal Income and Fidelity Pennsylvania Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Pennsylvania Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Municipal Trust and Fidelity Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984 or 1991

Trustee of Municipal Trust (1984) and Municipal Trust II (1991). President of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1991

Trustee of Municipal Trust (1990) and Municipal Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987 or 1991

Trustee of Municipal Trust (1987) and Municipal Trust II (1991). Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

Name, Age; Principal Occupation
William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001 or 2002

Trustee of Municipal Trust II (2001) and Municipal Trust (2002). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2000

Vice President of Pennsylvania Municipal Money Market (2000) and Spartan Pennsylvania Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of Pennsylvania Municipal Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

David L. Murphy (53)

Year of Election or Appointment: 2000

Vice President of Spartan Pennsylvania Municipal Income. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Christine J. Thompson (43)

Year of Election or Appointment: 1998

Vice President of Spartan Pennsylvania Municipal Income and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity Funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)

Year of Election or Appointment: 1986 or 1991

Assistant Treasurer of Pennsylvania Municipal Money Market (1991) and Spartan Pennsylvania Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1996 or 1997

Assistant Treasurer of Pennsylvania Municipal Money Market (1996) and Spartan Pennsylvania Municipal Income (1997). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Pennsylvania Municipal Income Fund voted to pay on February 11, 2002, to shareholders of record at the opening of business on February 8, 2002, a distribution of $.005 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,932,502,911.07	90.974
Against	169,197,678.81	3.914
Abstain	220,972,115.08	5.112
TOTAL	4,322,672,704.96	100.000
Broker Non-Votes	89,097,661.29
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,845,680,509.09	88.965
Against	254,580,958.80	5.890
Abstain	222,411,237.07	5.145
TOTAL	4,322,672,704.96	100.000
Broker Non-Votes	89,097,661.29
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	4,274,708,872.72	96.893
Withheld	137,061,493.53	3.107
TOTAL	4,411,770,366.25	100.000
Ralph F. Cox
Affirmative	4,269,909,134.25	96.784
Withheld	141,861,232.00	3.216
TOTAL	4,411,770,366.25	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	4,261,877,601.01	96.602
Withheld	149,892,765.24	3.398
TOTAL	4,411,770,366.25	100.000
Robert M. Gates
Affirmative	4,269,095,495.55	96.766
Withheld	142,674,870.70	3.234
TOTAL	4,411,770,366.25	100.000
Abigail P. Johnson
Affirmative	4,266,118,108.24	96.699
Withheld	145,652,258.01	3.301
TOTAL	4,411,770,366.25	100.000
Edward C. Johnson 3d
Affirmative	4,265,918,543.86	96.694
Withheld	145,851,822.39	3.306
TOTAL	4,411,770,366.25	100.000
Donald J. Kirk
Affirmative	4,272,354,505.17	96.840
Withheld	139,415,861.08	3.160
TOTAL	4,411,770,366.25	100.000
Marie L. Knowles
Affirmative	4,274,519,144.10	96.889
Withheld	137,251,222.15	3.111
TOTAL	4,411,770,366.25	100.000
Ned C. Lautenbach
Affirmative	4,274,356,008.52	96.885
Withheld	137,414,357.73	3.115
TOTAL	4,411,770,366.25	100.000
Peter S. Lynch
Affirmative	4,276,202,758.73	96.927
Withheld	135,567,607.52	3.073
TOTAL	4,411,770,366.25	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	4,271,679,778.66	96.825
Withheld	140,090,587.59	3.175
TOTAL	4,411,770,366.25	100.000
William O. McCoy
Affirmative	4,272,095,182.20	96.834
Withheld	139,675,184.05	3.166
TOTAL	4,411,770,366.25	100.000
William S. Stavropoulos
Affirmative	4,269,213,687.02	96.769
Withheld	142,556,679.23	3.231
TOTAL	4,411,770,366.25	100.000
PROPOSAL 7
To eliminate a fundamental investment policy of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	135,802,520.48	81.534
Against	21,475,927.10	12.894
Abstain	9,280,284.21	5.572
TOTAL	166,558,731.79	100.000
Broker Non-Votes	2,621,886.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	139,763,994.55	83.913
Against	17,905,609.36	10.750
Abstain	8,889,127.88	5.337
TOTAL	166,558,731.79	100.000
Broker Non-Votes	2,621,886.00
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	137,930,575.71	82.812
Against	19,606,312.39	11.771
Abstain	9,021,843.69	5.417
TOTAL	166,558,731.79	100.000
Broker Non-Votes	2,621,886.00

*Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

PFR-ANN-0202 154306
1.540037.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com